Exhibit 10.75

                                CREDIT AGREEMENT

                                   DATED AS OF
                                  JULY 28, 2014

                                      AMONG

                               BARON ENERGY, INC.,
                                   AS PARENT,

                              BARON PRODUCTION LLC,
                                  AS BORROWER,

                        PETRO CAPITAL ENERGY CREDIT, LLC
                            AS ADMINISTRATIVE AGENT,

                                       AND

                            THE LENDERS PARTY HERETO
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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

Terms Defined Above.........................................................1

Certain Defined Terms.......................................................1

Terms Generally; Rules of Construction.....................................24

Accounting Terms and Determinations; GAAP..................................25

                                   ARTICLE II
                              THE LOANS AND ORI'S

Commitments................................................................25

Loans and Borrowings.......................................................25

Requests for Borrowings....................................................26

Funding of Borrowings......................................................26

Defaulting Lenders.........................................................27

ORI's......................................................................28

                                  ARTICLE III
             PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

Repayment of Loans.........................................................29

Interest...................................................................29

Prepayments................................................................30

Fees.......................................................................31

                                   ARTICLE IV
               PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS

Payments Generally; Pro Rata Treatment; Sharing of Set-offs................31

Presumption of Payment by the Borrower.....................................32

Disposition of Production Proceeds.........................................33

                                   ARTICLE V
                             INCREASED COSTS; TAXES

Increased Costs............................................................33

Taxes......................................................................34

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

Effective Date.............................................................35

Each Loan..................................................................40

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                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

Organization; Powers.......................................................41

Authority; Enforceability..................................................41

Approvals; No Conflicts....................................................41

Financial Condition; No Material Adverse Change............................42

Litigation.................................................................43

Environmental Matters......................................................43

Compliance with the Laws and Agreements; No Defaults.......................44

Investment Company Act.....................................................44

Taxes......................................................................45

ERISA......................................................................45

Disclosure; No Material Misstatements......................................46

Insurance..................................................................46

Restriction on Liens.......................................................47

Subsidiaries...............................................................47

Location of Business and Offices...........................................47

Properties; Titles, Etc....................................................47

Maintenance of Properties..................................................48

Gas Imbalances, Prepayments................................................49

Marketing of Production....................................................49

Swap Agreements............................................................49

Use of Loans...............................................................49

Solvency...................................................................50

OFAC.......................................................................50

Projections................................................................51

Affiliate Transactions.....................................................51

Security Documents.........................................................51

Material Contracts; Operating Agreements...................................51

Acquisition Documents......................................................52

Location of Deposit and Securities Accounts; Etc...........................52

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

Financial Statements; Other Information....................................52

Notices of Material Events.................................................56

                                      iii
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Existence; Conduct of Business.............................................56

Payment of Obligations.....................................................57

Performance of Obligations under Loan Documents............................57

Operation and Maintenance of Properties; Material Contracts................57

Insurance..................................................................58

Books and Records; Inspection Rights.......................................58

Compliance with Laws.......................................................59

Environmental Matters......................................................59

Further Assurances.........................................................60

Reserve Reports............................................................60

Title Information..........................................................61

Additional Collateral; Additional Guarantors...............................62

ERISA Compliance...........................................................63

Key Man Life Insurance.....................................................63

Observation Rights.........................................................63

Deposit Accounts; Etc......................................................64

Additional Equity Issuance.................................................64

Riggan Lease...............................................................64

                                   ARTICLE IX
                               NEGATIVE COVENANTS

Financial Covenants........................................................64

Indebtedness...............................................................66

Liens......................................................................67

Restricted Payments........................................................68

Investments................................................................68

Nature of Business; International Operations...............................69

Proceeds of Notes..........................................................69

Limitation on Leases.......................................................69

ERISA Compliance...........................................................70

Sale or Discount of Receivables............................................70

Mergers, Etc...............................................................70

Sale of Properties.........................................................71

Environmental Matters......................................................71

Transactions with Affiliates...............................................71

Subsidiaries...............................................................71

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Negative Pledge Agreements; Dividend Restrictions..........................71

Gas Imbalances, Take-or-Pay or Other Prepayments...........................72

Swap Agreements............................................................72

Accounting Changes; Organization Documents; Material
Contracts; Operating Agreements............................................72

Marketing Activities.......................................................73

Well Drilling Costs........................................................73

                                    ARTICLE X
                           EVENTS OF DEFAULT; REMEDIES

Events of Default..........................................................73

Remedies...................................................................75

                                   ARTICLE XI
                            THE ADMINISTRATIVE AGENT

Appointment; Powers........................................................77

Duties and Obligations of Administrative Agent.............................77

Action by Administrative Agent.............................................78

Reliance by Administrative Agent...........................................78

Subagents..................................................................79

Resignation of Administrative Agent........................................79

Administrative Agent as Lender.............................................79

No Reliance................................................................80

Administrative Agent May File Proofs of Claim..............................80

Authority of Administrative Agent to Release Collateral and Liens..........81

Withholding Tax............................................................81

                                   ARTICLE XII
                                  MISCELLANEOUS

Notices....................................................................82

No Waivers; Amendments; Cumulative Remedies; Enforcement...................83

Expenses, Indemnity; Damage Waiver.........................................84

Successors and Assigns.....................................................87

Survival; Revival; Reinstatement...........................................90

Counterparts; Integration; Effectiveness; Etc..............................91

Severability...............................................................91

Right of Setoff............................................................91

GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.................92

                                        v
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Headings...................................................................93

Confidentiality............................................................93

Interest Rate Limitation...................................................94

EXCULPATION PROVISIONS.....................................................95

No Third Party Beneficiaries...............................................95

USA Patriot Act Notice.....................................................96

Flood Insurance Provisions.................................................96

Advertising and Publicity..................................................96

ANNEXES, EXHIBITS AND SCHEDULES

Annex I Commitments

Exhibit A            Form of Note
Exhibit B            Form of Borrowing Request
Exhibit C            Form of Compliance Certificate
Exhibit D            Security Documents
Exhibit E            Form of Assignment and Assumption

Schedule 1.01A       Scheduled Capital Expenditures
Schedule 7.05        Litigation
Schedule 7.06        Environmental Matters
Schedule 7.12        Insurance
Schedule 7.14        Subsidiaries
Schedule 7.18        Gas Imbalances
Schedule 7.19        Marketing Contracts
Schedule 7.20        Swap Agreements
Schedule 7.25        Affiliate Transactions
Schedule 7.27        Material Contracts and Operating Agreements
Schedule 7.29        Deposit and Securities Accounts, Etc.
Schedule 8.07        Insurance
Schedule 9.05        Investments

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
     CREDIT AGREEMENT dated as of July 28, 2014, is among BARON PRODUCTION LLC, a Texas limited liability company (the "Borrower"), BARON ENERGY, INC., a Nevada corporation (the "Parent"), each of the Lenders from time to time party hereto, and PETRO CAPITAL ENERGY CREDIT, LLC ("PCEC"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S

     A. The Borrower has requested that the Lenders provide certain term loans to the Borrower.

     B. The Lenders have agreed to make such loans subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto agree as follows:

                                    ARTICLE I
                       DEFINITIONS AND ACCOUNTING MATTERS

     Section 1.01 Terms Defined Above. As used in this Agreement, each term defined above has the meaning indicated above.

     Section 1.02 Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "Acquisition" means the acquisition of certain Oil and Gas Properties and other Property pursuant to the terms and conditions of the Acquisition Documents.

     "Acquisition Agreement" means the Purchase and Sale Agreement dated May 29, 2014, between Ricochet Energy, Inc., a Texas corporation, the other sellers specified therein, and the Parent.

     "Acquisition Documents" means (a) the Acquisition Agreement and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith.

     "Acquisition Properties" means the Oil and Gas Properties and other Properties acquired by the Borrower pursuant to the Acquisition Documents.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
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     "Aggregate  Exposure"  means with  respect  to any  Lender at any time,  an amount equal to such Lender's Commitment then in effect or, if the Commitments have been terminated or expired, the amount of such Lender's Loans then outstanding.

     "Aggregate Exposure Percentage" means with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

     "Agreement" means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated.

     "Applicable Make Whole Percentage" means 0.50% (50 basis points).

     "Applicable Percentage" means, as to any Lender, the percentage which such Lender's Commitment then constitutes of the Commitments of all the Lenders (or, after the Loans are made, the percentage which the outstanding principal amount of such Lender's Loan then constitutes of the aggregate principal amount of Loans of all the Lenders then outstanding). The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Annex I, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

     "Approved Petroleum Engineers" means (a) Cawley,  Gillespie and Associates,
(b) Haas Petroleum Engineering Services, Inc., and (c) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

     "Asset Sale" means the sale, lease, conveyance, exchange or other disposition of assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, of the Borrower or any Subsidiary other than (a) any single transaction or series of related transactions that involves assets having a fair market value of less than $50,000; (b) a transfer of assets between or among the Borrower and its Subsidiaries that are Wholly-Owned Subsidiary Guarantors; (c) the sale of Hydrocarbons as produced in the ordinary course of business; and (d) any sale or other disposition of damaged, worn-out, obsolete or no longer useful assets or properties.

     "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent.

     "Availability Period" means the period from and including the Effective Date to but excluding October 31, 2015.

     "Blocked Account Agreement (DSR)" means the Blocked Account Agreement, dated as of July 28, 2014, among PlainsCapital Bank, the Borrower and the Administrative Agent with respect to the Debt Service Reserve Account.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

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     "BOE" means one barrel of oil equivalent,  calculated by converting natural gas to oil equivalent barrels at a ratio of six (6) Mcf of natural gas to one barrel of oil.

     "Borrower's Designated Account" means account number 1738421930 standing in the name of the Borrower at Wells Fargo Bank, N.A..

     "Borrowing" means any borrowing of Loans on the same date.

     "Borrowing Date" means any Business Day specified by the Borrower in a Borrowing Request as a date on which the Borrower requests the Lenders to make Loans hereunder.

     "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are authorized or required by law to remain closed.

     "Called Principal" means, with respect to any prepayment of the Loans pursuant to Section 3.03 (other than pursuant to Section 3.03(c)(iii)), the principal amount of the Loans so prepaid, and in the event the Loans are accelerated, or have become or have been declared to be immediately due and payable pursuant to Section 10.02 or otherwise, or in respect of which a claim has arisen in any proceeding under any Debtor Relief Law, as the context requires, the principal amount of the Loans so accelerated, or that have been declared, or have become, due and payable pursuant to Section 10.02, or as to which a claim has arisen in any Insolvency Proceeding.

     "Called Principal Determination Date" means, with respect to any prepayment of the Loans pursuant to Section 3.03 (other than pursuant to Section 3.03(c)(iii)), the date of such prepayment, and in the case the Loans are accelerated, or have become or are declared to be immediately due and payable pursuant to Section 10.02 or otherwise, or in respect of which a claim has arisen in any proceeding under any Debtor Relief Law, as the context requires, the date of such acceleration, or the date that the Loans were declared or became due and payable, or the date that such claim in a proceeding under a Debtor Relief Law arose, as applicable.

     "Called Principal Determination Period" means, as to any Called Principal and related Projected Interest Payments, the period from the relevant Called Principal Determination Date to and including the Maturity Date.

     "Capital Expenditures" means for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

     "Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

     "Cash Equivalents" "means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator), and (b) has Tier 1 capital (as defined in such regulations) of not less than $250,000,000; and (v) shares of any money market mutual fund that (a) has at least ninety five percent (95%) of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

     "Certificate of Designation" means the Certificate of Designation of Series A Convertible Preferred Shares of the Parent.

     "Change of Control" means an event or series of events by which:

     (a) the Permitted Investors shall cease to own and control legally and beneficially (free and clear of all Liens), either directly or indirectly, Equity Interests in the Parent representing more than 25% of the combined voting power of all of Equity Interests entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that the Permitted Investors and PCEC and Affiliates of PCEC have the right to acquire pursuant to any option right (as defined in clause (b) below)); or

     (b) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Permitted Investors becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an "option right")), directly or indirectly, of 25% or more of the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such "person" or "group" has the right to acquire pursuant to any option right); or

     (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent, or control over the equity securities of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities; or

     (d) the Parent shall cease, directly or indirectly, to own and control legally and beneficially all of the Equity Interests issued by the Borrower free and clear of all Liens, other than Liens created pursuant to, or expressly permitted by, the Security Documents).

     "Change in Law" means (a) the adoption of any law, treaty, rule or regulation after the date of this Agreement, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 5.01(b)), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; PROVIDED that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith (whether or not having the force of law) or in implementation thereof, and (ii) all requests, rules, regulations, guidelines, interpretations, requirements, interpretations and or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law), in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

     "Collateral" means all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

     "Collateral Addition Date" means any date or dates that Administrative Agent requests that the Borrower cause all Oil and Gas Properties of the Borrower and its Subsidiaries not subject to the Lien of the Security Documents to become subject to such Lien.

     "Commitment" means as to any Lender, the obligation of such Lender, if any, to make Loans to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Commitment" opposite such Lender's name on the Annex I. The original aggregate amount of the Commitments is $5,000,000, provided, however, that if, during the Availability Period, (a) the Borrower obtains a valid assignment of the Riggan Lease from Ricochet Energy, Inc., (b) grants to the Administrative Agent a perfected first priority lien on the Riggan Lease, and (c) the Administrative Agent is satisfied with the Borrower's title to the Riggan Lease, the aggregate amount of the Commitments shall be increased by $150,000 and each Lender's Commitment shall be increased proportionately in accordance with its then existing Applicable Percentage. In connection with any such increase, the Administrative Agent may supplement Annex I hereto to reflect such increase.

     "Consolidated Current Assets" means, at any time, the total assets of the Borrower and its Subsidiaries which would be shown as current assets on a balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP at such time.

     "Consolidated Current Liabilities" means, at any time, the total liabilities of the Borrower and its Subsidiaries which would be shown as current liabilities on a balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP at such time; but in any event excluding as current liabilities current maturities of the principal of the Loans and the VPP (to the extent that the VPP would otherwise be included within Consolidated Current Liabilities).

     "Consolidated Debt Ratio" means, as at the last day of any calendar month and subject to the provisions of Section 1.04(b), the ratio of (a) an amount equal to Consolidated Total Indebtedness on such day, to (b) Consolidated EBITDA for the 12-month period then ended.

     "Consolidated EBITDA" means, for any period and subject to the provisions of Section 1.04(b), Consolidated Net Income for such period, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, and (c) depreciation and amortization expense; provided, however, that for purposes of determining the Consolidated Interest Coverage Ratio in Section 9.01(a) and the Consolidated Debt Ratio in Section 9.01(b), (i) on each of October 31, 2014, November 30, 2014 and December 31, 2014, Consolidated EBITDA shall be deemed equal to Consolidated EBITDA for the three month period ending on such date multiplied by 4, (ii) on each of January 31, 2015, February 28, 2015 and March 31, 2015, Consolidated EBITDA shall be deemed equal to Consolidated EBITDA for the six month period ending on such date multiplied by 2, (iii) on each of April 30, 2015, May 31, 2015 and June, 2015, Consolidated EBITDA shall be deemed equal to Consolidated EBITDA for the nine month period ending on such date multiplied by 4/3, and (iv) on the last day of each calendar month after June 30, 2014, Consolidated EBITDA shall be equal to Consolidated EBITDA for the twelve month period ending on such date.

     "Consolidated  Interest Coverage Ratio" means, for any period, the ratio of
(a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

     "Consolidated Interest Expense" means, for any period and subject to the provisions of Section 1.04(b), total interest expense (including that attributable to Capital Leases) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries.

     "Consolidated Net Income" means, for any period and subject to the provisions of Section 1.04(b), the consolidated net income (or loss) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower)

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
in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of cash dividends or similar cash distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

     "Consolidated Total Indebtedness" means, at any date and subject to the provisions of Section 1.04(b), the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

     "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to "control" such other Person. "Controlling" and "Controlled" have meanings correlative thereto.

     "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

     "Debt Service Reserve Account" means the segregated account 3100050594 standing in the name of the Borrower at PlainsCapital Bank. The Administrative Agent shall have sole dominion and control over the Debt Service Reserve Account pursuant to documentation satisfactory in form and substance to the Administrative Agent.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Defaulting Lender" means, subject to Section 2.05, any Lender that (a) has failed to (i) fund all or any portion of the Loans required to be funded by it hereunder within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity; PROVIDED that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.10) upon delivery of written notice of such determination to the Borrower and each Lender.

     "Default Rate" shall mean a rate of interest per annum equal to 17%.

     "Disbursement Letter" has the meaning specified in Section 6.01(bb).

     "Discounted Yield Value" means, with respect to Projected Interest Payments on any Called Principal of the Loan, the amount obtained by discounting the aggregate Projected Interest Payments that would accrue on such Called Principal during the Called Principal Determination Period therefor at a discount factor (applied on monthly basis for each calendar month during the Called Principal Determination Period) equal to the Reinvestment Yield with respect to such Projected Interest Payments.

     "Disqualified Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Indebtedness or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans or other obligations hereunder outstanding and all of the Commitments are terminated.

     "dollars", "Dollars" or "$" refers to lawful money of the United States of America.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

     "ECF Percentage" means 50%.

     "Environmental Laws" means any and all Requirements of Law pertaining in any way to health, safety the environment, the preservation or reclamation of natural resources, or the management, release or threatened release of any hazardous substance, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Requirements of Law. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA and the term "oil and gas waste" shall have the meaning specified in
Section 91.1011 of the Texas Natural Resources Code ("Section 91.1011"); provided, however, that (a) in the event either OPA, CERCLA, RCRA or Section
91.1011 is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste," "disposal" or "oil and gas waste" which is broader than that specified in either OPA, CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

     "Environmental Permit" means any permit, registration, license, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws.

     "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

     "ERISA Affiliate" means each trade or business (whether or not incorporated) which together with the Borrower or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "Event of Default" has the meaning assigned such term in Section 10.01.

     "Excepted Liens" means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of any material Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of any material Property for the purposes of which such Property is held by the Borrower or any Subsidiary or materially impair the value of any material Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business and (h) judgment and attachment Liens not giving rise to an Event of Default, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced; provided, further that Liens described in clauses (a) through (e) shall remain "Excepted Liens" only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

     "Excess Cash Flow" means, for any calendar month, Consolidated Net Income for such month plus depreciation and amortization expense of the Borrower and its Subsidiaries for such month, plus reasonable cash reserves for pending field work determined in good faith by the Borrower, minus Scheduled Capital Expenditures of the Borrower and its Subsidiaries for such month. For purposes of this definition, "Scheduled Capital Expenditures" means scheduled Capital Expenditures of the Borrower and its Subsidiaries set forth on Schedule 1.01A.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower or any Guarantor is located and (c) any U.S. federal withholding Taxes imposed under FATCA.

     "FAS 133" means Statement of Financial Accounting Standard 133 (and any statements replacing, modifying or superseding such statement) adopted by the Financial Accounting Standards Board.

     "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

     "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

     "Financial Officer" means, for any Person, any president or vice president, the chief executive officer, the chief financial officer, principal accounting officer, treasurer or controller of such Person. Unless otherwise specified, all references herein to a Financial Officer means a Financial Officer of the Borrower.

     "Financial Statements" means the financial statement or statements of the Parent and its Subsidiaries referred to in Section 7.04(a).

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Borrower, any Subsidiary, any of their Properties, the Administrative Agent, or any Lender.

     "Guarantee Obligation" as to any Person (the "guaranteeing person"), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Guarantors" means the Parent and each Subsidiary that guarantees the Obligations pursuant to Section 8.14(b).

     "Guaranty Agreement" means that certain Guaranty and Collateral Agreement among the Borrower and its Subsidiaries and Administrative Agent pursuant to which the Guarantors (other than the Parent) have guaranteed the payment and performance of the Obligations

     "Hazardous Material" means any substance regulated or as to which liability might arise under any applicable Environmental Law and including, without limitation: (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of "hazardous substance," "hazardous material," "hazardous waste," "solid waste," "toxic waste," "extremely hazardous substance," "toxic substance," "contaminant," "pollutant," or words of similar meaning or import found in any applicable Environmental Law; (b) petroleum hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, asbestos containing materials, polychlorinated biphenyls, or radon.

     "Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests therein or thereto, of whatever nature.

     "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Indebtedness" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments;
(b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, including earnout obligations; (d) all obligations under Capital Leases; (e) all Synthetic Lease Obligations; (f) all Indebtedness (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person; (g) all Guarantee Obligations of such Person in respect of Indebtedness (as defined in the other clauses of this definition); (h) all obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (i) all obligations to pay for goods or services even if such goods or services are not actually received or utilized by such Person (other than firm transportation or storage, or drilling contracts); (j) any Indebtedness of a partnership for which such Person is liable either by agreement, by operation of law or by a governmental requirement but only to the extent of such liability; (k) all Disqualified Stock issued by such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Stock or Indebtedness into which such Disqualified Stock is convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Stock; and (l) all obligations of such Person in respect of Swap Agreements, valued at the Swap Termination Value thereof. The Indebtedness of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

     "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

     "Indemnitee" has the meaning assigned such term in Section 12.03(b).

     "Information" has the meaning assigned such term in Section 12.11.

     "Initial Reserve Report" means the report of the Borrower with respect to certain Oil and Gas Properties of the Borrower and its Subsidiaries prepared by Cawley, Gillespie and Associates as of January 31, 2014.

     "Interest Payment Date" means (a) the last day of each calendar month to occur while any principal of this Note is outstanding, commencing on August 31, 2014, and (b) the Maturity Date.

     "Investment" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or capital contribution to, the assumption of Indebtedness of, the purchase or other acquisition of any other Indebtedness of or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory, material, equipment or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or all or a substantial part of the business of, such Person, or
(d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment

     "Lenders" means the Persons listed on Annex I and any Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

     "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and the Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

     "Loans" has the meaning specified in Section 2.01.

     "Loan Documents" means this Agreement, the Notes, the Security Documents, the ORI Conveyances, the Warrant Agreement, and the Warrant.

     "Loan Parties" means the Parent, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document.

     "Make-Whole Premium" means, with respect to any Called Principal of the Loan, an amount equal to the Discounted Yield Value thereon for the Called Principal Determination Period.

     "Material Adverse Effect" means a material adverse change in, or material adverse effect on (a) the business, operations, Property, prospects or condition (financial or otherwise) of the Borrower and the Guarantors, taken as a whole,
(b) the ability of the Borrower and the Guarantors to perform any of their obligations under any Loan Document, (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of or benefits available to the Administrative Agent, any other Agent or any Lender under any Loan Document.

     "Material Contract" means, with respect to any Person, (a) each contract to which such Person is a party involving aggregate consideration payable to or by such Person of $50,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person, and (b) the Acquisition Documents.

     "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $100,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Parent, the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the Swap Termination Value owed by the Borrower or any Subsidiary, as applicable.

     "Maturity Date" means July 31, 2016; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

     "Mcf" means one thousand cubic feet.

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

     "Mortgaged Properties" means any Oil and Gas Properties owned by the Borrower or any Guarantor which is subject to the Liens existing and to exist under the terms of the Security Documents.

     "Net Cash Proceeds" means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

     "Non-Defaulting Lender" means, at any time, each Lender that is not a Defaulting Lender at such time.

     "Notes" means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

     "Newton Note" means the Consolidated Combined and Restated Secured Promissory Note dated April 23, 2014, between the Parent and Newton Energy, Inc., a California corporation, in the original principal amount of $785,108.47.

     "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees and Make-Whole Premium that accrue or arise after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and Make-Whole Premium are allowed claims in such proceeding.

     "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control.

     "Oil and Gas Properties" means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c)
all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon

Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests;
(e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment, rental equipment or other personal Property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. References in this Agreement to Oil and Gas Properties of the Borrower and its Subsidiaries include the Acquisition Properties.

     "Operating Agreements" means operating agreements or joint operating agreements among or between the Borrower or any Subsidiary and other working interest owners.

     "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation, the bylaws and any certificate of designation (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

     "ORI" means the limited term overriding royalty interests to be conveyed from the Borrower to the Administrative Agent, for the pro rata benefit of the Lenders, pursuant to an ORI Conveyance.

     "ORI Conveyance" means each ORI conveyance by and between Borrower and or a Subsidiary, as grantor, and Administrative Agent, as grantee, for the benefit of the Lenders, required under Section 2.06 of this Agreement. Each ORI Conveyance shall be in form and substance satisfactory to the Administrative Agent.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document; provided that, for the avoidance of doubt, "Other Taxes" shall not include Excluded Taxes

     "Paid in Full" means (i) the irrevocable and indefeasible payment in full in cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and Make-Whole Premium, if any, on all Loans outstanding under the Credit Agreement,
(ii) the payment in full in cash or posting of cash collateral in respect of all other Obligations or amounts that are outstanding under the Credit Agreement and the other Loan Documents, and (iii) the termination of all Commitments under the Credit Agreement.

     "Parent" has the meaning specified in the preamble of this Agreement.

     "Parent Guaranty" has the meaning specified on Exhibit D.

     "Parent Pledge Agreement" has the meaning specified on Exhibit D.

     "Participant" has the meaning set forth in Section 12.04(c)(i).

     "Participant Register" has the meaning specified in Section 12.04(c)(iii).

     "PCEC Sub 1" means PCEC Sub 1, LLC, a Texas limited liability company.

     "Permitted Investors" means (a) Ronnie L. Steinocher and Lisa Hamilton, and
(b) PCEC and its Affiliates.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee pension benefit plan, as defined in section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower or a Subsidiary or an ERISA Affiliate.

     "Pro Forma Balance Sheet" has the meaning specified in Section 7.04(b).

     "Projected Interest Payments" means, as to any Called Principal of the Loans, the aggregate amount of interest that would accrue during the Called Principal Determination Period therefor assuming that (x) such interest would accrue on each day during such Called Principal Determination Period at the rate of 12% per annum, and (y) such Called Principal remained outstanding in full during the entire Called Principal Determination Period.

     "Projections" has the meaning specified in Section 7.24.

     "Property"  means any  interest in any kind of  property or asset,  whether
real,  personal  or  mixed,  or  tangible  or  intangible,   including,  without
limitation, cash, securities, accounts and contract rights.

     "Recovery Event" means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any Subsidiary.

     "Redemption" means with respect to any Indebtedness, the repurchase, redemption, prepayment, repayment, defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Indebtedness. "Redeem" has the correlative meaning thereto.

     "Register" has the meaning assigned such term in Section 12.04(b)(iv).

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Effective Date, among the Parent, the Administrative Agent and PCEC.

     "Regulation D" means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

     "Reinvestment Deferred Amount" means with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any Subsidiary in connection therewith that are not applied to prepay Loans pursuant to Section 3.03(c)(ii) as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event" means any Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

     "Reinvestment Notice" means a written notice executed by a Responsible Officer of the Borrower stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Recovery Event to acquire or repair assets useful in its business.

     "Reinvestment Prepayment Amount" means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Borrower's business.

     "Reinvestment Prepayment Date" means with respect to any Reinvestment Event, the earlier of (a) the date occurring 90 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

     "Reinvestment Yield" means, with respect to Projected Interest Payments on any Called Principal, the sum of the (x) Applicable Make Whole Percentage plus
(y) the One Month LIBO Rate. For purposes of this definition, "One Month LIBO Rate" means the rate per annum equal to the rate of interest published on the Effective Date in the Money Rates section of THE WALL STREET JOURNAL under the caption "London interbank offered rate" or "Libor Rate" for Dollars for a period of one month.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

     "Release" means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

     "Remedial Work" has the meaning assigned such term in Section 8.10(a).

     "Required Lenders" means, at any time, the holders of at least 66-?% of (a) the Commitments then in effect and (b) if the Commitments have terminated or expired, the aggregate unpaid principal amount of the Loans then outstanding; provided that the portion of the Commitments or Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

     "Requirement of Law" means, as to any Person, the Organization Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Reserve Report" means the Initial Reserve Report and a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each August 1 or February 1 the oil and gas reserves located in the United States attributable to the Oil and Gas Properties of the Borrower and the Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic assumptions consistent with the Administrative Agent's lending requirements at the time.

     "Responsible Officer" means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of its Subsidiaries.

     "Riggan Lease" means the Oil and Gas Lease entered into on August 18, 2010, between James Riggan, Yvonne Riggan, the other lessors party thereto and

Ricochet Energy, Inc., as to which a Memorandum of Oil and Gas Lease is recorded Volume 79, Page 460 of the Official Records of Frio County, Texas.

     "Sanctioned  Country"  means  a  country  subject  to a  sanctions  program
identified    on   the   list    maintained    by   OFAC   and    available   at
http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.

     "Sanctioned Person" means (a) a Person named on the list of "Specially Designated Nationals and Blocked Persons" maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by the U.S. Department of the Treasury's Office of Foreign Assets Control.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation, and any successor thereto.

     "SEC" means the Securities and Exchange Commission or any successor Governmental Authority.

     "Secured Parties" means, collectively, the Administrative Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Documents.

     "Security Documents" means the Guaranty Agreement, Parent Guaranty, Blocked Account Agreement (DSR), Parent Pledge Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit D, and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by the Borrower or any other Person as security for the payment or performance of the Obligations, the Notes, and/or this Agreement, as such agreements may be amended, modified, supplemented or restated from time to time.

     "Series A Convertible Preferred Stock" means the Series A Convertible Preferred Stock of the Parent, par value $0.001 per share.

     "Solvent" when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Subsidiary" means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower and/or one or more of its Subsidiaries and (b) any partnership of which the Borrower or any of its Subsidiaries is a general partner. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Subsidiary Guarantor" means each Subsidiary of the Borrower.

     "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, "over-the-counter" or otherwise, involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

     "Swap Termination Value" means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements.

     "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

     "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

     "Total G&A Expense" means, for any period, normal and customary expenses and costs satisfactory to Administrative Agent, paid in cash, that in accordance with GAAP are classified as general and administrative costs, including consulting fees, salary, bonuses, employee benefits, rent, supplies, travel and entertainment, insurance, accounting, legal, engineering and broker related fees, required to manage the affairs of the Loan Parties; provided, that, to the extent any of the foregoing are capitalized, they shall be included in the definition of Total G&A Expense.

     "Transactions" means the collective reference to:

     (a) with respect to the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, and the use of the proceeds thereof, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Documents;

     (b) with respect to each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Obligations and such Guarantor's grant of the security interests and provision of collateral under the Security Documents, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Documents;

     (c) the consummation of the Acquisition and the other transactions contemplated by the Acquisition Documents;

     (d) the issuance by the Parent of the Warrants to the Administrative Agent, for the benefit of the Lenders, pursuant to the Warrant Agreement;

     (e) the sale of the VPP by the Borrower to PCEC Sub 1 pursuant to, and the consummation of the other transactions contemplated by, the VPP Documents;

     (f) the assignment by the Parent of the Shaffer leases to the Borrower; and

     (g) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

     "U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code.

     "VPP" means the Production Payment (as defined in the VPP Conveyance).

     "VPP Conveyance" means the Conveyance of Term Overriding Royalty Interest dated the date hereof, from the Borrower, as grantor, to PCEC Sub 1, as grantee.

     "VPP  Documents"  means  (a)  the  VPP  Purchase  Agreement,  (b)  the  VPP
Conveyance, (c) the VPP Production and Marketing Agreement, (d) the VPP Mortgage, and (e) all assignments, agreements, instruments and documents executed and delivered in connection therewith.

     "VPP Mortgage" means the Mortgage (as defined in the VPP Conveyance).

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
     "VPP Production and Marketing Agreement" means the Production and Marketing Agreement dated the date hereof between the Borrower and PCEC Sub 1.

     "VPP Purchase Agreement" means the Purchase and Sale Agreement dated the date hereof between the Borrower, as seller, and PCEC Sub 1, as buyer.

     "Warrant Agreement" means that certain Warrant Agreement dated as of the date hereof between the Parent and the Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time.

     "Warrants" means all warrants to purchase common shares of the Parent under the Warrant Agreement.

     "Wholly-Owned Subsidiary" means any Subsidiary of the Borrower of which all of the outstanding Equity Interests (other than any directors' qualifying shares mandated by Requirement of Law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries or are owned by the Borrower and one or more of the Wholly-Owned Subsidiaries.

     "Wholly Owned Subsidiary Guarantor" means any Subsidiary Guarantor that is a Wholly-Owned Subsidiary of the Borrower.

     Section 1.03 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and
(f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

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
     Section 1.04 Accounting Terms and Determinations; GAAP. (a) Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Borrower's independent certified public accountants concur and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Required Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods.

     (b) Notwithstanding anything to the contrary under GAAP, (i) no portion of the VPP shall be treated as interest expense in calculating (x) Consolidated EBITDA, or (y) the Consolidated Interest Coverage Ratio in Section 9.01(a), (ii) no portion of the VPP shall be included in Consolidated Total Indebtedness in calculating the Consolidated Debt Ratio in Section 9.01(b), and (iii) neither the production allocated to the VPP, nor the proceeds from the sale of the VPP pursuant to the VPP Purchase and Sale Agreement, shall be included in the calculation of Consolidated EBITDA and Consolidated Net Income.

                                   ARTICLE II
                               THE LOANS AND ORI'S

     Section 2.01 Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make one or more term loans (the "Loans") to the Borrower from time to time during the Availability Period in an aggregate principal amount not to exceed the amount of the Commitment of such Lender. Amounts prepaid or repaid on account of the Loans may not be reborrowed.

     Section 2.02 Loans and Borrowings.

     (a) Borrowings; Several Obligations. Each Loan shall be made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated, in the case of (i) any Lender party hereto as of the date of this Agreement, as of the date of this Agreement or (ii) any Lender that becomes a party hereto pursuant to an Assignment and Assumption, as of the effective date of the Assignment and Assumption, payable to such Lender and its registered assigns in a principal amount equal to its Commitment or, if its Commitment has expired or terminated, in the amount of its outstanding Loans on such date, and otherwise duly completed. The date, amount, and interest rate of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer,

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
may be endorsed by such Lender on a schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon.

     Section 2.03 Requests for Borrowings. The Borrower may borrow under the Commitments during the Availability Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice pursuant to a Borrowing Request (which notice must be received by the Administrative Agent prior to 10:00 a.m. (Dallas, Texas time), at least ten (10) Business Days prior to the requested Borrowing Date) specifying (i) the amount of the Loans to be Borrowed, (ii) the requested Borrowing Date, and (iii) the purpose of the Loans in reasonable detail. Each Borrowing under the Commitments shall be in an amount equal not less than $250,000 (or, if the then aggregate unused Commitments are less than $250,000, such lesser amount). Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. No more than four Borrowings may be requested under this Agreement. The aggregate principal amount of the Loans borrowed on the Effective Date shall not exceed $3,000,000.

     Section 2.04 Funding of Borrowings.

     (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the Borrowing Date thereof by wire transfer of immediately available funds by 1:00 p.m., Dallas, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by, at the discretion of the Administrative Agent, (i) transferring immediately available funds equal to the amount of such Loan to the Borrower's Designated Account, or (ii) wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that the Administrative Agent may deduct from proceeds of the Loans made on the Effective Date all fees, costs and expenses (including attorneys' fees) that are payable by the Borrower under the Loan Documents and the amount required to fund the Debt Service Reserve Account in accordance with
Section 3.02(d). Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loans in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loans in any particular place or manner.

     (b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with
Section 2.04(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the interest rate then payable on the Notes pursuant to this Agreement or (ii) in the case of the Borrower, the interest rate then payable on the Notes pursuant to this Agreement. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.05 Defaulting Lenders.

     (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Requirement of Law:

     (i) Waivers and Amendments. Such Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

     (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to ARTICLE X or otherwise, or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.08), shall be applied at such time or times as may be determined by the Administrative Agent (or, in the case of the second clause below, as requested by the Borrower) as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund its Loan under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

     (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.

     Section 2.06 ORI's(a) . As partial consideration for the respective Commitment of each Lender, so long as any of the Obligations are outstanding (other than customary indemnity obligations with respect to which no amounts are currently due), the Borrower agrees to, and shall cause each Subsidiary to, convey to Administrative Agent for the pro-rata benefit of the Lenders a 2.0% ORI (based on 100% of the working interest) in each well of the Borrower or any Subsidiary now existing or completed or recompleted after the Effective Date.. Each ORI shall terminate at 11:59 p.m., Central time, on July 31, 2017, provided that if at any time before such time and date an Event of Default shall occur and be continuing for a period in excess of 60 days, the term of each ORI shall automatically be extended to 11:59 p.m., Central time, on July 31, 2018 and the Borrower shall promptly execute and deliver such documents as may be requested by the Administrative Agent to evidence such extension.

     Once the Obligations have been Paid in Full, Borrower shall have no further obligation to grant or convey, and neither the Administrative Agent nor any Lender shall be entitled to, any further conveyance of ORI, other than as may have been conveyed hereunder on or prior to the date of such repayment.

                                   ARTICLE III
              PAYMENTS OF PRINCIPAL AND INTEREST; PREPAYMENTS; FEES

     Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

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
     Section 3.02 Interest.

     (a) Interest Rate. Subject to the provisions of Section 3.02(b), the Loans shall bear interest at a per annum rate equal to 12%.

     (b) Default Rate. (i) If any amount of principal of the Loans is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable law.

     (ii) If any amount (other than principal of the Loans) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable law.

     (iii) Upon the request of the Administrative Agent (which request may apply retroactively from the date that the applicable Event of Default first occurred), while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable law.

     (c) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on the Maturity Date; provided that interest accrued pursuant to Section 3.02(b) shall be payable from time to time on demand. The Borrower hereby irrevocably authorizes the Administrative Agent to, and the may, at any time and from time to time, without notice to the Borrower, withdraw and apply funds from the Debt Service Reserve Account to pay any principal of and/or interest on the Loans that is then due and payable (including on each Interest Payment Date).

     (d) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year).

     (e) Debt Service Reserve Account. The Borrower shall establish and maintain, at the Borrower' expense, the Debt Service Reserve Account with PlainsCapital Bank. Pursuant to the Blocked Account Agreement (DSR) and the other Loan Documents, the Administrative Agent shall have at all times sole dominion and control over the Debt Service Reserve Account. Contemporaneously with the funding of the Loans on the Effective Date, the Borrower shall deposit into the Debt Service Reserve Account proceeds of the Loans in the amount of

$150,000. With respect to the Debt Service Reserve Account, the Administrative Agent shall receive copies of the Borrower's monthly bank account statements and such other supporting information as shall from time to time be requested by the Administrative Agent and, if available, internet access to information regarding such account. As security for the Obligations, the Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the Debt Service Reserve Account and all funds from time to time on deposit in the Debt Service Reserve Account. Once the Stewart1-H well achieves for a continuous period of 30 calendar days a minimum average daily gross production of 175 BOE calculated as gross barrels of oil and Mcf of natural gas converted at a ratio of 6 Mcf of natural gas per barrel, all funds on deposit in the Debt Service Reserve Account shall be released to the Borrower if no Default shall have occurred and be continuing.

     Section 3.03 Prepayments.

     (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay the Loans in whole or in part, subject to prior notice in accordance with Section 3.03(b).

     (b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent in writing of any prepayment hereunder, not later than 12:00 noon, Dallas, Texas time, ten (10) Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loans or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of the Loans shall be shall be in a principal amount of $500,000 or a whole multiple of $50,000 in excess thereof or, in each case, if less, the entire principal amount of the Loans then outstanding. Each prepayment of the Loans shall be applied ratably to the Loans.

     (c) Mandatory Prepayments. (i) If any Equity Interests (excluding (x) any issuance of Series A Convertible Preferred Stock in exchange for Indebtedess,
(y) any Equity Interests issued pursuant to Section 8.19, and (z) any Warrant Shares (as defined in the Warrant) issued pursuant to the Warrant) or Indebtedness (excluding any Indebtedness incurred in accordance with Section 9.02) shall be issued or incurred by the Parent or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Loans.

     (ii) If on any date any the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, except in the case of a Recovery Event where the Borrower has delivered a Reinvestment Notice to the Administrative Agent, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Loans; provided that on each Reinvestment Prepayment Date with respect to a Recovery Event, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Loans.

     (iii) If, for any calendar month of the Borrower commencing with the calendar month ending on January 31, 2015, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply the ECF

Percentage of such Excess Cash Flow toward the prepayment of the Loans. Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application Date") no later than five (5) Business Days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 8.01(d), for the calendar month with respect to which such prepayment is made, are required to be delivered to the Administrative Agent and the Lenders and (ii) the date such financial statements are actually delivered.

     (iv) The application of any prepayment pursuant to Section 3.03 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

     (d) Make-Whole  Premium.  The Make-Whole  Premium (if any) shall be due and
payable  with  respect  to  any  Called   Principal  on  the  Called   Principal
Determination Date for such Called Principal.

     Section 3.04 Fees.

     (a) Commitment Fee. As consideration for the Commitments, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on the Effective Date a commitment fee in the aggregate amount of $100,000.

                                   ARTICLE IV
                PAYMENTS; PRO RATA TREATMENT; SHARING OF SET-OFFS

     Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

     (a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or otherwise) prior to 12:00 noon, Dallas, Texas time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim. Fees, once paid, shall be fully earned and shall not be refundable under any circumstances absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except that payments pursuant to ARTICLE V and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

     (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

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
     (c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Requirement of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

     Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the interest rate then payable on the Notes pursuant to this Agreement.

     Section 4.03 Disposition of Production Proceeds. The Security Documents contain an assignment by the Borrower and/or the Guarantors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Guarantor's interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Documents further provide in general for the application of such

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
proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Documents, until the occurrence of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower and the Subsidiaries and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Subsidiaries.

                                   ARTICLE V
                             INCREASED COSTS; TAXES

     Section 5.01 Increased Costs.

     (a) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements or liquidity has or would have the effect of reducing the rate of return on such Lender's capital or liquidity or on the capital or liquidity of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

     (b) Certificates. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (c) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 for any increased costs or reductions incurred more than 365 days prior to the date that such Lender, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 365-day period referred to above shall be extended to include the period of retroactive effect thereof.

     Section 5.02 Taxes.

     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.02(a)), the Administrative Agent and each Lender (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Guarantor shall make such deductions and (iii) the Borrower or such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with Requirement of Law.

     (b) Payment of Other Taxes by the Loan Parties. The Borrower and the other Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with Requirement of Law.

     (c) Indemnification by the Loan Parties. THE BORROWER AND EACH OF THE OTHER LOAN PARTIES SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, WITHIN 10 DAYS AFTER WRITTEN DEMAND THEREFOR, FOR THE FULL AMOUNT OF ANY INDEMNIFIED TAXES OR OTHER TAXES PAID BY THE ADMINISTRATIVE AGENT OR SUCH LENDER, AS THE CASE MAY BE, ON OR WITH RESPECT TO ANY PAYMENT BY OR ON ACCOUNT OF ANY OBLIGATION OF THE BORROWER HEREUNDER (INCLUDING INDEMNIFIED TAXES OR OTHER TAXES IMPOSED OR ASSERTED ON OR ATTRIBUTABLE TO AMOUNTS PAYABLE UNDER THIS SECTION 5.02) AND ANY PENALTIES, INTEREST AND REASONABLE EXPENSES ARISING THEREFROM OR WITH RESPECT THERETO. A written demand under this Section 5.02(c) shall include a certificate of the Administrative Agent or a Lender specifying the amount and calculation of such payment or liability under this Section 5.02 shall be delivered to the Borrower and shall be conclusive absent manifest error.

     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Survival. Each Loan Party's obligations under this Section 5.02 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

     Section 6.01 Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

     (a) Expenses. The Administrative Agent and the Lenders shall have received all costs, fees, expenses and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all costs, fees, expenses and other amounts required to be reimbursed or paid by the Borrower hereunder.

     (b) Closing Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors, board of managers or other appropriate governing body, with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the Organization Documents of the Borrower and such Guarantor, certified as being true and complete as of the date of such certificate. The Administrative Agent and the Lenders may conclusively rely on each such certificate until the Administrative Agent receives notice in writing from the Borrower or such Guarantor to the contrary.

     (c) Certificates of Good Standing, Etc. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

     (d) Compliance Certificate. The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer of the Borrower and dated as of the Effective Date.

     (e) Credit Agreement. The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

     (f) Security Documents. The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Documents on Exhibit D. In connection with the execution and delivery of the Security Documents, the Administrative Agent shall:

     (i) be reasonably satisfied that the Security Documents create first priority, perfected Liens (subject only to Excepted Liens identified in clauses
(a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on all Property of the Borrower and its Subsidiaries; and

     (ii) have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of the Guarantors.

     (g) Notes. The Administrative Agent shall have received duly executed Notes payable to each Lender and its registered assigns in a principal amount equal to its Commitment dated as of the date hereof.

     (h) Warrants and Warrant Purchase Agreement. The Administrative Agent shall have received (i) counterparts (in such number as may be requested by the Administrative Agent) of the Warrant Agreement, duly executed by the Parent, and
(ii) the Warrant duly executed by the Parent.

     (i)  Certificate  of  Designation.  The  Administrative  Agent  shall  have
received   evidence  that  the  Parent  shall  have  filed  the  Certificate  of
Designation with the Secretary of State of the State of Nevada,

     (j) Legal Opinions. The Administrative Agent shall have received an opinion of Stewart & Bonnet, LLP, special Texas counsel to the Loan Parties, an opinion of Lionel Sawyer & Collins, special Nevada counsel to the Parent, and Corporate Legal, LLC, special counsel to the Parent, each in a form and of substance reasonably satisfactory to the Administrative Agent.

     (k) Insurance. The Administrative Agent shall have received satisfactory evidence that the Borrower is carrying insurance in accordance with Section 7.12.

     (l) Consents. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

     (m) Financial Statements; Pro Forma Balance Sheet; Projections; Initial Reserve Report. The Administrative Agent shall have received the financial statements referred to in Section 7.04(a), the Pro Forma Balance Sheet, the Projections, and the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.01(j).

     (n) Lien Searches. The Administrative Agent shall have received appropriate UCC and Tax Lien search certificates reflecting no prior Liens encumbering (i) the Properties of the Borrower and the Subsidiaries, or (ii) the Acquisition Properties (other than Liens permitted by Section 9.03).

     (o) Indebtedness. The Administrative Agent shall be satisfied that after the making of the initial Loans hereunder and giving effect to the Transactions, the Borrower shall not have any outstanding Indebtedness other than Obligations arising under the Loan Documents and other Indebtedness permitted by Section 9.02.

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
     (p) Title to Oil and Gas Properties. The Administrative Agent shall be reasonably satisfied with the status of title to the Oil and Gas Properties evaluated in the Initial Reserve Report and the Acquisition Properties and that the Borrower owns at a minimum a 74% net revenue interest, on an 8/8ths working interest basis, in the foregoing Properties.

     (q) Environmental Condition of Oil and Gas Properties. The Administrative Agent shall be satisfied with the environmental condition of the Oil and Gas Properties of the Borrower and its Subsidiaries.

     (r) Acquisition Certificate. Administrative Agent shall have received (i) a certificate of a Responsible Officer of Borrower certifying: (A) that Borrower is concurrently consummating the Acquisition in accordance with the terms of the Acquisition Documents (with all of the conditions precedent thereto having been satisfied by the parties thereto) and acquiring substantially all of the Acquisition Properties contemplated by the Acquisition Documents; (B) as to the final purchase price for the Acquisition Properties after giving effect to all adjustments as of the closing date contemplated by the Acquisition Documents and specifying, by category, the amount of such adjustment; (C) that attached thereto is a true and complete list of the Acquisition Properties which have been excluded from the Acquisition pursuant to the terms of the Acquisition Documents, specifying with respect thereto the basis of exclusion as (1) title defect, (2) environmental defect; (3) preferential purchase right and/or consent, or (4) casualty loss; (D) that attached thereto is a true and complete list of all Acquisition Properties for which any seller has elected to cure a title defect, (E) that attached thereto is a true and complete list of all Acquisition Properties for which any seller has elected to remediate an adverse environmental condition, and (F) that attached thereto is a true and complete list of all Acquisition Properties which are currently pending final decision by a third party regarding purchase of such property in accordance with any preferential right and/or consent; (ii) a true and complete executed copy of each of the Acquisition Documents; (iii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the Acquisition Properties; and (iv) such other related documents and information as Administrative Agent shall have reasonably requested.

     (s) Shaffer Leases. The Administrative Agent shall have received evidence that the Shaffer leases have been assigned by the Parent to the Borrower free and clear of any Liens pursuant to assignments satisfactory in form and substance to the Administrative Agent.

     (t) Due Diligence. The Administrative Agent shall be satisfied with its due diligence review of the Parent, the Borrower and the Subsidiaries and their respective Properties, including, without limitation, with respect to (i) engineering, (ii) operations, (iii) title to Oil and Gas Properties of the Borrower and its subsidiaries, (iv) environmental matters, (v) outstanding liabilities, (vi) Taxes and (vii) all agreements relating to the Oil and Gas Properties of the Borrower and its Subsidiaries, including operating agreements, marketing agreements, transportation agreements and processing agreements. The
Administrative Agent shall be satisfied with the potential plugging and abandonment liabilities associated with the Oil and Gas Properties of the Borrower and its Subsidiaries, including the bonding or collateralization obligations of the Borrower and its Subsidiaries associated therewith. The Administrative Agent shall be satisfied with the results of complete background checks on certain members of management and Affiliates of the Borrower.

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
     (u) Governmental Approvals. Each Loan Party shall have obtained all governmental and regulatory authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Transactions and each of the foregoing shall be in full force and effect and in form and substance satisfactory to Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

     (v) Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the opinion of Administrative Agent, singly or in the aggregate, materially impairs any of the Transactions, or that could reasonably be expected to have a Material Adverse Effect.

     (w) Capital Contribution. The Administrative Agent shall have received evidence that the Parent shall have contributed cash in the amount of $500,000 to the equity capital of the Borrower to fund a portion of the Acquisition and related expenses.

     (x) VPP. The Administrative Agent shall have received evidence satisfactory to it that the transactions contemplated by the VPP Purchase Agreement will close on the Effective Date concurrently with the other Transactions.

     (y) Series A Convertible Preferred Stock; Post- Closing Matters. The Administrative Agent shall have (i) received evidence satisfactory to it that certain holders of Indebtedness of the Parent, to the extent required by the Administrative Agent, have (A) executed and delivered letters of intent with the Parent to exchange such Indebtedness for Series A Convertible Preferred Stock, and (B) executed consents whereby such holders have consented to the Transactions, and (ii) received a post-closing letter agreement ( executed by the Borrower and the Parent that addresses the foregoing and other post-closing matters. The foregoing letters of intent, consents and letter agreement must be satisfactory in form and substance to the Administrative Agent.

     (z) Blocked Account Agreement (DSR). The Administrative shall have received the Blocked Account Agreement (DSR), duly executed and delivered by the Borrower and PlainsCapital Bank, and the Administrative Agent shall have received satisfactory evidence that the Borrower shall have deposited $150,000 in immediately available funds in the Debt Service Reserve Account.

     (aa) Consent of Sellers. The Administrative Agent shall have a received a consent duly executed and delivered by the sellers under the Acquisition Agreement to the security interest in the Acquisition Agreement created pursuant to the Security Documents, which consent shall be satisfactory in form and substance to the Administrative Agent.

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
     (bb) Disbursement Letter. The Agent shall have received a disbursement letter (the "Disbursement Letter") executed by the Borrower with respect to the disbursement of the proceeds of the Loans to be made on the Effective Date, which disbursement letter shall be satisfactory in form and substance to the Administrative Agent.

     (cc)  No  Material  Adverse  Change.   Since  April  30,  2014,  no  event,
circumstance or change shall have occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

     (dd) Accounts Payable. The Administrative Agent shall have received evidence that as of the Effective Date all accounts payable of the Borrower and its Subsidiaries have been paid in full (excluding those that have been outstanding for less than 60 days from the original invoice date);

     (ee) Employment Agreements. The Administrative Agent shall have received copies of employment agreements between the Parent and Ronnie L. Steinocher and Lisa Hamilton, certified by the Parent, and such employment agreements shall be satisfactory in form and substance to the Administrative Agent

     (ff) Total G&A Expense Budget. The Administrative Agent shall have received a monthly Total G&A Expense budget for the Borrower and its Subsidiaries from the Effective Date through July 31, 2016, certified by the Borrower, that is satisfactory to the Administrative Agent.

     (gg) Newton Note; Payoff Letter. The Administrative Agent shall have received (i) a payoff letter executed by Newton Energy, Inc. and the Parent with respect to the Newton Note, and (ii) releases of all Liens securing the Newton Note executed by Newton Energy, Inc. and in recordable form, which payoff letter and Lien releases shall be satisfactory in form and substance to the Administrative Agent.

     (hh) Lien Releases. The Administrative Agent shall have received evidence satisfactory to it that all Liens on the Acquisition Properties and other Properties of the Borrower and its Subsidiaries (if any) (other than Excepted Liens identified in clauses (a) to (d), and (f) of the definition thereof) associated with any Indebtedness have been released or terminated, subject only to the filing of applicable terminations, releases or assignments.

     (ii) ORI Conveyance. The Administrative Agent shall have received an ORI Conveyance for the existing wells of the Borrower, duly executed by the Borrower and in recordable form.

     (jj) Assignments of Overriding Royalty Interests. The Administrative Agent shall have received copies of the Assignments of Overriding Royalty Interests executed by the Borrower in favor of Frank M. Saldana and Overton Capital Corp., which shall be satisfactory to the Administrative Agent and certified by the Borrower.

     (kk) Other  Documents.  The  Administrative  Agent shall have received such
other  documents  as  the  Administrative   Agent  or  special  counsel  to  the
Administrative Agent may reasonably request.

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
     Each Lender, by delivering its signature page to this Agreement and funding a Loan on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Required Lenders or Lenders, as applicable on the Effective Date. The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of each Lender to make its initial Loan on the Effective Date shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., Dallas, Texas time, on July 31, 2014 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     Section 6.02 Each Loan. The obligation of each Lender to make a Loan on any Borrowing Date (including the initial Loans) is subject to the satisfaction of the following conditions:

     (a) At the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing.

     (b) At the time of and immediately after giving effect to such Borrowing, no event, development or circumstance has occurred or shall then exist that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

     (c) The representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality) on and as of the date of such Borrowing, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing such representations and warranties shall continue to be true and correct as of such specified earlier date.

     (d) The making of such Loan would not conflict with, or cause any Lender to violate or exceed, any applicable Requirement of Law, and no Change in Law shall have occurred, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to, enjoin, prohibit or restrain, the making or repayment of any Loan, or the consummation of the Transactions contemplated by this Agreement or any other Loan Document.

     (e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03.

     Each request for a Borrowing shall be deemed to constitute a representation and warranty by the Borrower and the Parent on the date thereof as to the matters specified in Section 6.02(a) through (c).

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
                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders that:

     Section 7.01 Organization; Powers. The Parent and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, have all requisite power and authority, and have all governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

     Section 7.02 Authority; Enforceability. The Transactions are within the Borrower's and each Guarantor's organizational powers and have been duly authorized by all necessary organizational action (including, without limitation, any action required to be taken by any class of directors of the Parent, the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower and each Guarantor is a party has been duly executed and delivered by the Borrower and each Guarantor that is a party thereto and constitutes a legal, valid and binding obligation of the Borrower and each such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Parent, the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except such as have been obtained or made and are in full force and effect other than (i) the recording and filing of the Security Documents and the ORI Conveyance as required by this Agreement, (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents or any of the Transactions and (iii) those consents, approvals or filings that are customarily obtained after the closing of an acquisition of Oil and Gas Properties, (b) will not violate any Requirement of Law or any of the Organization Documents of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the any Loan Party or any Subsidiary of any Loan Party or any of their respective Properties, or give rise to a right thereunder to require any payment to be made by any Loan Party or such Subsidiary, and (d) will not result in the creation or imposition of any Lien on any Property of any Loan Party (other than the Liens created by the Loan Documents).

     Section 7.04 Financial Condition; No Material Adverse Change.

     (a) The Borrower has heretofore furnished to the Lenders the Parent's consolidated balance sheet and statements of income, stockholders equity and cash flows (1) as of and for the fiscal year ended December 31, 2011, reported on by GBH CPAs, independent public accountants, (2) as of and for the fiscal years ended July 31, 2012 and July 31, 2013, prepared internally by the Parent, and (3) as of and for the fiscal quarter and the portion of the fiscal year ended April 30, 2014, certified by the Parent's chief executive officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the unaudited quarterly financial statements.

     (b) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at July 31, 2014, (including the notes thereto) (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Transactions on the Effective Date and the use of proceeds thereof, and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at July 31, 2014, assuming that the events specified in the preceding sentence had actually occurred at such date.

     (c) Since April 30, 2014, (i) there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect and (ii) the business of the Parent and its Subsidiaries has been conducted only in the ordinary course, in all material respects, consistent with past business practices.

     (d) Neither the Parent nor any of its Subsidiaries has on the date hereof any material Indebtedness (including Disqualified Stock) or any contingent liabilities, off-balance sheet liabilities or partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are, in the aggregate, material to the balance sheet and statements of income, stockholders equity and cash flows of the Parent and its Subsidiaries on a consolidated basis and are not reflected in the Financial Statements.

     Section 7.05 Litigation. There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting any Loan Party or any of its Subsidiaries (collectively, "Litigation") (i) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve any Loan Document or any of the Transactions. Except as set forth on Schedule 7.05, there is no Litigation pending or, to the Borrower's knowledge, threatened, that seeks damages in excess of $50,000 or injunctive relief against, or alleges criminal misconduct of, any Loan Party or any Subsidiary or any Affiliate thereof.

     Section  7.06  Environmental   Matters.   Except  for  such  matters  that,
individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

     (a) the  Borrower  and  the  Subsidiaries  and  each  of  their  respective
Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

     (b) the Borrower and the Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and neither the Borrower nor the Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied;

     (c) there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that is pending or threatened against the Borrower or the Subsidiaries or any of their respective Properties or as a result of any operations at the Properties;

     (d) none of the Properties contain or have contained any: (i) underground storage tanks; (ii) asbestos-containing materials; (iii) landfills or dumps;
(iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law;

     (e) there has been no Release or threatened Release, of Hazardous Materials at, on, under or from any of Borrower's or the Subsidiaries' Properties, there are no investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties and none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property;

     (f) neither the Borrower nor the Subsidiaries has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Borrower's or the Subsidiaries' Properties and there are no conditions or circumstances that would reasonably be expected to result in the receipt of such written notice.

     (g) there has been no exposure of any Person or property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Borrower's or the Subsidiaries' Properties that would reasonably be expected to form the basis for a claim for damages or compensation and there are no conditions or circumstances that would reasonably be expected to result in the receipt of notice regarding such exposure; and

     (h) the Borrower and the Subsidiaries have provided to Lenders complete and correct copies of all environmental site assessment reports, investigations, studies, analyses, and correspondence on environmental matters (including matters relating to any alleged non-compliance with or liability under

Environmental Laws) that are in any of the Borrower's or the Subsidiaries' possession or control and relating to their respective Properties or operations thereon.

     Section 7.07 Compliance with the Laws and Agreements; No Defaults.

     (a) Each of the Borrower and each Guarantor is in compliance with all Requirements of Law applicable to it or its Property and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other governmental authorizations necessary for the ownership of its Property and the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Borrower nor any Guarantor is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default or would require the Borrower or any Guarantor to Redeem or make any offer to Redeem under any indenture, note, credit agreement or instrument pursuant to which any Material Indebtedness is outstanding or by which the Borrower or any Guarantor or any of their Properties is bound.

     (c) No Default has occurred and is continuing.

     Section 7.08 Investment Company Act. Neither the Borrower nor any Subsidiary nor the Parent is an "investment company" or a company "controlled" by an "investment company," within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

     Section 7.09 Taxes. Each of the Borrower and the Guarantors has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Guarantor, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and the Guarantors in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower, adequate. No Tax Lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such Tax or other such governmental charge.

     Section 7.10 ERISA. Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

     (a) The Borrower, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

     (b) Each Plan is, and has been, maintained in substantial compliance with its terms, ERISA and, where applicable, the Code.

     (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA with civil penalty or tax could reasonably be expected to result in a Material Adverse Effect.

     (d) Full payment when due has been made of all amounts which the Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or Requirement of Law to have paid as contributions to such Plan as of the date hereof.

     (e) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

     (f) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any employee pension plan, as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

     Section 7.11 Disclosure; No Material Misstatements. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which each Loan Party or any of its Subsidiaries is subject that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party or any of its Subsidiaries to the Administrative Agent or any Lender or any of their Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact known to the Borrower or any other Loan Party which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the any Loan Party or any of its Subsidiaries prior to, or on, the date hereof in connection with the Transactions. As of the date hereof, the representations and warranties contained in the Acquisition Documents and the VPP Documents are true and correct in all material respects There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties and production and cost estimates contained in each Reserve Report are necessarily based upon professional opinions, estimates and projections and that the Loan Parties do not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.

     Section 7.12 Insurance. The Borrower has, and has caused all of the Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all Requirements of Law and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and the Subsidiaries. The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance. Schedule 7.12 sets forth as of the Effective Date a complete and accurate list of all policies of insurance maintained by the Borrower and its Subsidiaries, showing with respect to each such policy the type of insurance, the coverage amount, the carrier, and the duration of coverage. All premiums with respect to such policies of insurance have been fully paid. As of the Effective Date, no Recovery Event has occurred.

     Section 7.13 Restriction on Liens. Neither the Borrower nor any of the Subsidiaries is a party to any agreement or arrangement (other than Capital Leases or purchase money obligations creating Liens permitted by Section 9.03(c), but then only on the Property subject of such Capital Lease or purchase money obligation), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Obligations and the Loan Documents.

     Section 7.14 Subsidiaries. Except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.14, the Borrower has no Subsidiaries. Each Subsidiary identified in Schedule 7.14 is a Wholly-Owned Subsidiary.

     Section 7.15 Location of Business and Offices. The Borrower's jurisdiction of organization is the State of Texas; the name of the Borrower as listed in the public records of its jurisdiction of organization is Baron Production LLC; and the organizational identification number of the Borrower in its jurisdiction of organization is 801793395 (or, in each case, as set forth in a notice delivered to the Administrative Agent pursuant to Section 8.01(m) in accordance with
Section 12.01). The Borrower's principal place of business and chief executive offices are located at the address specified in Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(m) and Section 12.01(c)). Each Subsidiary's jurisdiction of organization, name as listed in the public records of its jurisdiction of organization, organizational identification number in its jurisdiction of organization, and the location of its principal place of business and chief executive office is stated on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(m)).

     Section 7.16 Properties; Titles, Etc.

     (a) Each of the Borrower and the Subsidiaries, as applicable, has good and defensible title to their respective Oil and Gas Properties (including the Acquisition Properties) and good title to all its personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or the Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not obligate the Borrower or such Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in the Borrower's or such Subsidiary's net revenue interest in such Property.

     (b) All leases and agreements necessary for the conduct of the business of the Borrower and the Subsidiaries are valid and subsisting, in full force and effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases.

     (c) The rights and Properties presently owned, leased or licensed by the Borrower and the Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit the

Borrower and the Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the date hereof.

     (d) All of the Properties of the Borrower and the Subsidiaries which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards.

     (e) The Borrower and each Subsidiary owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Borrower and such Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and the Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons.

     Section 7.17 Maintenance of Properties. The Oil and Gas Properties (and Properties unitized therewith) of the Borrower and the Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Requirements of Law and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and the Subsidiaries. Specifically in connection with the foregoing, (i) no Oil and Gas Property of the Borrower or any Subsidiary is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower or any Subsidiary is deviated from the vertical more than the maximum permitted by Requirements of Law, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower or such Subsidiary. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the
Borrower  or any of its  Subsidiaries  that  are  necessary  to  conduct  normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any of its Subsidiaries, in a manner consistent with the Borrower's or its Subsidiaries' past practices.

     Section 7.18 Gas Imbalances,  Prepayments.  Except as set forth on Schedule
7.18 or on the most recent certificate delivered pursuant to Section 8.12(b), on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any of the Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

     Section 7.19 Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule 7.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report (with respect to all of which contracts the Borrower represents that it or the Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property's delivery capacity), no agreements exist which are not cancelable on 60 days' notice or less without penalty or detriment for the sale of production from the Borrower's or the Subsidiaries' Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

     Section 7.20 Swap Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(e), sets forth, a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.21 Use of Loans. (a) The proceeds of the Loans borrowed on the Effective Date shall be used by the Borrower to:

     (i) finance a portion of the Acquisition;

     (ii) pay Transaction fees and expenses;

     (iii) fund the Debt Service Reserve Account in accordance with Section 3.02(d); and

     (iv) provide funding for general corporate purposes,

in each case  under  this  paragraph  (a) in  accordance  with the  Disbursement
Letter.

     (b) The proceeds of the Loans borrowed after the Effective Date shall be used by the Borrower to:

     (i) finance the drilling of the Petty 1H PUD Well pursuant to a budget approved by the Administrative Agent; and

     (ii) finance other Capital Expenditures approved in writing by the Administrative Agent.

     (c) The Borrower and the Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

     Section 7.22 Solvency. After giving effect to the Transactions, (a) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Borrower and the Guarantors, taken as a whole, will exceed the aggregate Indebtedness of the Borrower and the Guarantors on a consolidated basis, as the Indebtedness becomes absolute and matures, (b) each of the Borrower and the Guarantors will not have incurred or intended to incur, and will not believe that it will incur, Indebtedness beyond its ability to pay such Indebtedness (after taking into account the timing and amounts of cash to be received by each of the Borrower and the Guarantors and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Indebtedness becomes absolute and matures and (c) each of the Borrower and the Guarantors will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

     Section 7.23 OFAC. Neither the Borrower nor any of its Subsidiaries (i) is an "enemy" or an "ally of the enemy" within the meaning of section 2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. ss.ss. 1 et seq.), as amended, (ii) is in violation of (A) the Trading with the Enemy Act, as amended, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (C) the PATRIOT Act,
(iii) is a Sanctioned Person, (ii) has more than 10% of its assets in Sanctioned Countries, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any extension of credit hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

     Section 7.24 Projections. On and as of the Effective Date, the projections of Borrower and its Subsidiaries for the period of fiscal year 2014 through and including fiscal year 2016, including monthly projections for each month during the fiscal year in which the Effective Date takes place (the "Projections"), are based on good faith estimates and assumptions made by the management of Borrower and as of the Effective Date, management of Borrower believes that the Projections are reasonable and attainable (it being understood by the Lenders that such Projections are not to be viewed as facts and that estimates are subject to significant uncertainties and contingencies, that no assurances can be given that any Projections will be attained and that variances from actual results may be material).

     Section 7.25 Affiliate Transactions. Except as set forth on Schedule 7.25, there are no existing or proposed agreements, arrangements, understandings, or transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families and, except as set forth on Schedule 7.25, none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Loan Party or any Person with which any Loan Party has a business relationship or which competes with any Loan Party.

     Section 7.26 Security Documents. The provisions of this Agreement and the Security Documents are effective to create legal and valid Liens on all the Collateral in favor of Administrative Agent, for the benefit of the Secured Parties, and in the case of Collateral in which a security interest may be perfected by filing a financing statement, when financing statements in appropriate form are filed in the appropriate office, such security interests constitute perfected and continuing security interests on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of Excepted Liens, to the extent any such Excepted Liens would have priority over the Liens in favor of Administrative Agent pursuant to any applicable law.

     Section 7.27 Material Contracts; Operating Agreements. Schedule 7.27(a) contains a correct and complete list of all the Material Contracts (other than oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases) and Operating Agreements of the Borrower and its
Subsidiaries in effect on the Effective Date. On the Effective Date, all Material Contracts and the Operating Agreements are in full force and effect and no defaults of the Borrower, any Subsidiary party thereto or, to Borrower's knowledge, of any other party thereto, currently exist thereunder (other than as described in Schedule 7.27(a). Schedule 7.27(b) contains a true, correct and complete list of all the Material Contracts (other than oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases) and Operating Agreements requiring consent from the counterparty thereto, or payment of any fee or sum to the counterparty thereto, prior to an assignment to Administrative Agent or a Lender pursuant to a foreclosure action or that would otherwise prohibit, restrict or hinder Administrative Agent or the Lenders, or any successor in interest to Administrative Agent or any Lender, from foreclosing upon such contract or agreement.

     Section 7.28 Acquisition Documents. The copies of the Acquisition Documents delivered by Borrower to Administrative Agent are true, accurate and complete and have not been amended or modified in any manner, other than pursuant to amendments or modifications previously delivered to and approved in writing by the Administrative Agent. No party to any Acquisition Document is in default in respect of any term or obligation thereunder.

     Section 7.29 Location of Deposit and Securities Accounts; Etc. As of the Effective Date, Schedule 7.29 sets forth a complete and accurate list of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by the Borrower and each Subsidiary, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents shall have been Paid in Full, the Parent and the Borrower jointly and severally covenant and agree with the Administrative Agent and the Lenders that:

     Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

     (a) Annual Financial Statements. As soon as available, but in any event in accordance with then Requirement of Law and not later than 90 days after the end of each fiscal year of the Borrower, (i) its audited consolidated balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

     (b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then Requirement of Law and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

     (c) Certificate of Financial Officer -- Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), or

Section 8.01(d), a certificate of a Financial Officer in substantially the form of Exhibit C hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 8.13(b) and Section
9.01 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

     (d) Monthly Financial Statements. As soon as available, but in any event within 45 days after the end of each month, its consolidated balance sheet, and related statements of operations, members' equity and cash flows as of the end of and for such month, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

     (e) Certificate of Financial Officer - Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such quarter, a true and complete list of all Swap Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on
Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

     (f) Certificate of Insurer -- Insurance Coverage. Concurrently with any delivery of financial statements under Section 8.01(a), a certificate of insurance coverage from each insurer with respect to the insurance required by
Section 8.07, in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies.

     (g) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any such Subsidiary, and a copy of any response by the Borrower or any such Subsidiary, or the board of directors or other appropriate governing body of the Borrower or any such Subsidiary, to such letter or report.

     (h) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent or any of its Subsidiaries with the SEC, or with any national securities exchange, or distributed by the Parent to its shareholders generally, as the case may be.

     (i) Notices Under Material Instruments. Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

     (j) Lists of Hydrocarbon Purchasers. Concurrently with the delivery of any Reserve Report to the Administrative Agent pursuant to Section 8.12, a list of all Persons purchasing Hydrocarbons from the Borrower or any Subsidiary.

     (k) Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties or any Equity Interests in any Subsidiary in accordance with
Section 9.12, prior written notice of such disposition, the price thereof and the anticipated date of closing and any other details thereof reasonably requested by the Administrative Agent or any Lender.

     (l) Notice of Recovery Events. Prompt written notice, and in any event within three Business Days, of the occurrence of any Recovery Event or the commencement of any action or proceeding that could reasonably be expected to result in a Recovery Event.

     (m) Information Regarding Borrower and Guarantors. Prompt written notice of (and in any event at least twenty (20) days prior thereto) any change (i) in the Borrower or any Guarantor's corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of the Borrower or any Guarantor's chief executive office or principal place of business, (iii) in the Borrower or any Guarantor's identity or corporate structure or in the jurisdiction in which such Person is incorporated or formed, (iv) in the Borrower or any Guarantor's jurisdiction of organization or such Person's organizational identification number in such jurisdiction of organization, and (v) in the Borrower or any Guarantor's federal taxpayer identification number.

     (n) Production Report and Lease Operating Statements. Within 30 days after the end of each calendar month, a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Borrower and its Subsidiaries, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

     (o) Notice of Certain Changes. Promptly, but in no event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to any of the Organization Documents of the Parent, the Borrower or any Subsidiary.

     (p) Notice of Swap Agreement Modifications. Prompt written notice of any amendment to or other modification of any Swap Agreement or the terms thereof since the delivery of the last certificate pursuant to Section 8.01(e) (including a summary of the terms of such amendment or modification and the net mark-to-market value therefor).

     (q) Drilling Reports. As soon as available,  and in any event within twenty
(20) days after the end of each month, reports on active field operations on a field and well basis, as applicable, including but not limited to any drilling, completions, well workovers, installation, modification or repair of surface facilities and flowlines, and pipeline hookups, including a "daily drilling report", as applicable, and information related to pipe depth, completion percentage, perforation intervals, updated spud date or date of first production (as applicable), flow-rates, upon request copies of any well logs across the pay sectors and such other information as may be reasonably requested, in form and substance satisfactory to Administrative Agent (including a discussion of any current material operating problems with any wells and any proposed solutions and any material technical studies conducted during the month).

     (r) Title Opinions. Upon the request of Administrative Agent, the Borrower shall provide to Administrative Agent copies of such division order title opinions or such other title information in form and substance reasonably satisfactory to the Administrative Agent, evidencing the applicable Loan Party's good and defensible title to any of the Mortgaged Properties.

     (s) Notices Relating to Acquisition.  In the event that after the Effective
Date: (i) the Borrower is required or elects to purchase any of the Acquisition Properties which had been excluded from, or return any of the Acquisition Properties which had been included in, the Acquisition Properties in accordance with the terms of the Acquisition Documents, (ii) the Borrower is required to honor any preferential purchase or consent right in respect of any Acquisition Property which has not been waived, (iii) any matter being disputed in accordance with the terms of the Acquisition Documents is resolved or (iv) the Borrower and the seller(s) calculate and agree upon a "final statement", if any, contemplated by the Acquisition Documents, then, in each such case, the Borrower shall promptly give Administrative Agent notice in reasonable detail of such circumstances.

     (t) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan and any reports or other information required to be filed with respect thereto under the Code or under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

     (u) Annual Business Plan and Budget. As soon as practicable and in any event within sixty (60) days after the end of each fiscal year, a business plan and operating and capital budget of the Borrower and its Subsidiaries for the ensuing four (4) fiscal quarters, such plan to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet, calculations demonstrating projected compliance with the financial covenants set forth in Section 9.01 and a report containing management's discussion and analysis of such budget with a reasonable disclosure of the key assumptions and drivers with respect to such budget, accompanied by a certificate from a Responsible Officer of the Borrower to the effect that such budget contains good faith estimates (utilizing assumptions believed to be reasonable at the time of delivery of such budget) of the financial condition and operations of the Borrower and its Subsidiaries for such period.

     Section 8.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

     (a) the occurrence of any Default;

     (b) the occurrence of any Recovery Event;

     (c) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof  not  previously  disclosed  in writing to the  Lenders or any  material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders) that, in either case could reasonably be expected to result in liability in excess of $50,000, not fully covered by insurance, subject to normal deductibles; and

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

     Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03 Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.11.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each Subsidiary to, pay its obligations, including Tax liabilities of the Borrower and each Subsidiary before the same shall become delinquent or in default , except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in the seizure or levy of any material Property of the Borrower or any Subsidiary, provided that that Borrower shall not permit any of the trade payables of the Borrower or any of its Subsidiaries to be outstanding for more than 60 days from the original date of invoice unless the validity or amount thereof is being challenged pursuant to clause (a) of this Section.

     Section 8.05 Performance of Obligations under Loan Documents. The Borrower will pay the Notes according to the reading, tenor and effect thereof, and the Borrower will, and will cause each Subsidiary to, do and perform every act and discharge all of the obligations to be performed and discharged by them under the Loan Documents, including, without limitation, this Agreement, at the time or times and in the manner specified.

     Section 8.06 Operation and Maintenance of Properties; Material Contracts. The Borrower, at its own expense, will, and will cause each Subsidiary to:

     (a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Requirements of Law, including, without limitation, applicable pro ration requirements and Environmental Laws, and all laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom.

     (b) keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear excepted) all of its material Oil and Gas Properties and other material Properties, including, without limitation, all equipment, machinery and facilities.

     (c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder.

     (d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties.

     (e) to the extent the Borrower is not the operator of any Property, the Borrower shall use commercially reasonable efforts to cause the operator to comply with this Section 8.06.

     (f) perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as the Borrower or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so.

     (g) drill three PUD locations on the Frio County, Texas, Oil and Gas Properties (including the Stewart 1-H recompletion) within 18 months of the Effective Date, unless this requirement is waived by the Administrative Agent; provided, however, that it shall not be a breach of this paragraph (g) if (i) the Borrower fails to comply with this paragraph solely as a result of a Defaulting Lender not funding a portion of its Commitment after the Effective Date, and (ii) the Borrower does not otherwise have (or have access to) funds sufficient for it to comply with this paragraph (g).

     Section 8.07 Insurance. The Borrower will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations and otherwise in form and amounts and with insurers acceptable to the Administrative Agent, including insurance of the types and coverages described in Schedule 8.07 and with limits of coverage no less than those set out in Schedule 8.07. The loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent and the Lenders as "additional insureds" and provide that the insurer will endeavor to give at least 30 days prior notice of any cancellation to the Administrative Agent.

     Section 8.08 Books and Records; Inspection Rights. The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made in conformity with GAAP and all Requirements of Law of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     Section 8.09 Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all Requirements or Law (including all Requirements of Law relating to plugging and abandonment) and all Contractual Obligations applicable to it or its Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

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     Section 8.10 Environmental Matters.

     (a) The Borrower shall at its sole expense: (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary's Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose of or otherwise release, any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of the Borrower's or its Subsidiaries' Properties or any other Property to the extent caused by the Borrower's or any of its Subsidiaries' operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of the Borrower's or the Subsidiaries' Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws and industry practice because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of the Borrower's or the Subsidiaries' Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement, and shall cause each Subsidiary to establish and implement, such policies of environmental audit and compliance as may be necessary to determine and assure that the Borrower's and the Subsidiaries' obligations under this Section 8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

     (b) The Borrower will promptly, but in no event later than five days after the Borrower's knowledge of the occurrence of a triggering event, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by Person against the Borrower or the Subsidiaries or their Properties of which the Borrower has knowledge in connection with any Environmental Laws if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $50,000, not fully covered by insurance, subject to normal deductibles.

     (c) The Borrower will, and will cause each Subsidiary to, provide environmental audits and tests in accordance with American Society of Testing Materials standards upon reasonable request by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of Oil and Gas Properties or other Properties.

     Section 8.11 Further Assurances.

(a) The Borrower at its sole expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative

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
Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any Subsidiary, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Documents, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Documents or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the sole discretion of the Administrative Agent, in connection therewith.

     (b) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Documents or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law.

     Section 8.12 Reserve Reports.

     (a) On or before April 1 and October 1 of each year, commencing April 1, 2015, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and its Subsidiaries as of the immediately preceding February 1 and August 1. The Reserve Report as of August 1 of each year shall be prepared by one or more Approved Petroleum Engineers, and the February 1 Reserve Report of each year shall be prepared, in a form reasonably acceptable to the Administrative Agent, by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared in accordance with the procedures used in the immediately preceding August 1 Reserve Report.

     (b) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer of the Borrower certifying that: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct in all material respects, (ii) the Borrower or its Subsidiaries owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require the Borrower or any Subsidiary to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of their Oil and Gas Properties have been sold since the date of the last Reserve Report except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most

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
recently delivered Reserve Report which the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating the percentage of the total proved value of such Mortgaged Properties represent in compliance with Section 8.14(a).

     Section 8.13 Title Information.

     (a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 90% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

     (b) If the Borrower has provided title information for additional Properties under Section 8.13(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) having an equivalent value or (iii) deliver title information in form and substance reasonably acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 90% of the value of the Oil and Gas Properties evaluated by such Reserve Report.

     Section 8.14 Additional Collateral; Additional Guarantors.

     (a) The Borrower shall review promptly each Reserve Report delivered pursuant to this Agreement after the Effective and the list of current Mortgaged Properties (as described in Section 8.12(b)(vi)) to ascertain whether the Mortgaged Properties represent at least 90% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 90% of such total value, then the Borrower shall, and shall cause the Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(b), to the Administrative Agent as security for the Obligations a first-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Documents such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Documents, all in form and

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
substance satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

     (b) The Borrower shall promptly cause each Subsidiary to guarantee the Obligations pursuant to the Guaranty Agreement. In connection with any such guaranty, the Borrower shall, or shall cause such Subsidiary to (A) execute and deliver a supplement to the Guaranty Agreement executed by such Subsidiary, (B) pledge all of the Equity Interests of such new Subsidiary (including, without limitation, delivery (if applicable) of original certificates evidencing the Equity Interests of such Subsidiary, together with an appropriate undated stock powers for each certificate duly executed in blank by the registered owner thereof) and (C) execute and deliver such other additional closing documents, certificates and legal opinions as shall be requested by the Administrative Agent.

     (c) On each Collateral Addition Date, the Borrower and each Subsidiary shall take all such actions and execute and deliver, or cause to be executed and delivered, all such Security Documents that Administrative Agent shall request to create in favor of Administrative Agent, for the benefit of the Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected first priority Lien on and security interest in all Oil and Gas Properties of the Borrower and its Subsidiaries not already subject to a Lien of the Security Documents (subject only to Excepted Liens of the type described in clause (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition). All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Documents, all in form and substance satisfactory to the Administrative Agent and in sufficiently executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. If requested by Administrative Agent, each Affiliate of a Loan Party who is an operator under any Operating Agreement shall have executed and delivered a subordination agreement to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent.

     Section 8.15 ERISA Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (a) promptly after the filing thereof with the United Stated Secretary of Labor or the Internal Revenue Service, copies of each annual and other report with respect to each Plan or any trust created thereunder, and
(b) immediately upon becoming aware of the occurrence of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by the President or the principal Financial Officer, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service or the Department of Labor with respect thereto.

     Section 8.16 Key Man Life Insurance. Commencing on the date occurring 60 days after the Effective Date and at all times thereafter, the Borrower shall maintain, at its expense, key man life insurance policies on each of Ronnie Steinocher and Lisa Hamilton. Each such key man life insurance policy shall be in the amount of at least $3,000,000, shall be for a term of at least two years,

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
shall be issued by an insurance company satisfactory to the Administrative Agent, shall be otherwise reasonably satisfactory in form and substance to the Administrative Agent, and shall be collaterally assigned to the Administrative Agent, for the benefit of the Secured Parties, pursuant to documentation satisfactory in form and substance to the Administrative Agent.

     Section 8.17 Observation Rights. Upon reasonable advance notice, the Administrative Agent shall be entitled to have one or more observers (the "Observers") attend and participate in all meetings of the board of directors, managing members, managers, general partners, or other governing authorities of each Loan Party (and all committees thereof) and its equity owners (each, if it involves more than one person, a "Meeting"). The Observers shall not be entitled to vote on matters presented to or discussed at any Meeting. The Observers shall be timely notified of the time and place of each Meeting, if any, and will be given written notice of all proposed actions to be taken at each Meeting. Each such notice shall describe in reasonable detail the nature and substance of the matters to be discussed and/or voted upon at any such Meeting (or the proposed actions to be taken by written consent without a Meeting). The Observers shall have the right to receive all information provided to any director, manager, managing member, committee member, or general partner, partner, member or other equity owner of the Borrower, in addition to copies of the records of the proceedings or minutes of any such Meeting when provided to the applicable Meeting participants. The Borrower will also furnish or will cause to be furnished to the Administrative Agent a copy of each written consent without a meeting adopted by the board of directors or other managers of the any Loan Party or any committee thereof or the partners, members or other equity owners of the Borrower, as applicable, not later than five (5) days before it is effective. The board of directors or other managers of each Loan Party shall hold regularly scheduled Meetings quarterly.

     Section 8.18 Deposit Accounts; Etc. In the event that the Borrower or any Subsidiary establishes a deposit account other than the Debt Service Reserve Account or a securities account, such Loan Party will, prior to transferring any funds or assets into such account, execute and deliver a control agreement and grant in favor of Administrative Agent all the rights necessary to control such account, provided that with respect to deposit accounts of the Borrower in effect on the Effective Date, the Borrower shall comply with this Section 8.18 on or before August 1, 2014. Each such control agreement shall be satisfactory in form and substance to the Administrative Agent.

     Section 8.19 Additional Equity Issuance. On or before January 31, 2015, the Borrower shall receive in cash gross proceeds of at least $2,000,000 from an issuance of Equity Interests by the Parent, unless the Borrower has sold its Oil and Gas Properties in Taylor County, Texas for Net Cash Proceeds of at least $3,000,000.

     Section 8.20 Riggan Lease. The Borrower shall exercise reasonable efforts to acquire the Riggan Lease within 90 days after the Effective Date.

                                   ARTICLE IX
                               NEGATIVE COVENANTS

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been Paid in Full, the Parent and the Borrower jointly and severally covenant and agree with the Administrative Agent and the Lenders that:

     Section 9.01 Financial Covenants.

     (a) Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio on the last day of any calendar month set forth below to be less than the ratio set forth below opposite such calendar month:

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           Month Ending On                  Consolidated Interest Coverage Ratio
           ---------------                  ------------------------------------

     10/31/2014                                           1.20

     11/31/2014                                           1.40

     12/31/2014                                           1.60

     1/31/2015                                            1.75

     2/28/2015 and 3/31/2015                              2.00

     4/30/2015, 5/31/2015 and 6/30/2015                   2.25

     7/31/2015, 8/31/2015 and 9/31/2015                   2.50

     10/31/2015 and on the last day of
     each calendar month thereafter                       3.00

     (b) Consolidated Debt Ratio. The Borrower will not permit the Consolidated Debt Ratio on the last day of any calendar month set forth below to exceed the ratio set forth below opposite such calendar month:

           Month Ending On                        Consolidated Debt Ratio
           ---------------                        -----------------------

     10/31/2014                                           7.00

     11/31/2014                                           5.50

     12/31/2014                                           5.00

     1/31/2015                                            4.50

     2/28/2015                                            4.00

     3/31/2015                                            3.50

     4/30/2015                                            3.00

     5/31/2015 and 6/30/2015                              2.50

     7/31/2015, 8/31/2015 and 9/30/2015                   2.00

     10/31/2015 and on the last day of each
     Calendar month  thereafter                           1.75

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
     (c) Current Ratio. Commencing on September 30, 2014, the Borrower will not permit, as of the last day of any fiscal quarter, the ratio of (i) Consolidated Current Assets (excluding non-cash assets under FAS 133) to (ii) Consolidated Current Liabilities (excluding non-cash obligations under FAS 133 and current maturities under this Agreement) to be less than 1.0 to 1.25.

     (d) Minimum Monthly Production. On the last day of any calendar month occurring during any period set forth below, the Borrower will not permit the average monthly gross production (calculated as gross barrels of oil and BOE of natural gas) from the Oil and Gas Properties of the Borrower and the Subsidiary Guarantors during the three month period ending on such date to be less than the BOE (calculated as gross barrels of oil and Mcf of natural gas converted at a ratio of 6 Mcf of natural gas per barrel of oil) set forth below opposite the relevant period:

                  Period                         Oil and BOE Production
                  ------                         ----------------------

 10/1/2014 through and including 1/31/2015                4,500

 2/1/2015 through and including 3/31/2015                 6,000

 4/1/2015 through and including 6/30/2015                 8,000

 On 7/31/2015 and on the last day of each
 calendar month thereafter                               10,000

     (e) Minimum Cash Balances. The Borrower will not permit the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower (exclusive of funds on deposit in the Debt Service Reserve Account) to at any time be less than $35,000.

     (f) Maximum Monthly Total G&A Expense. On the last day of each calendar month (commencing on October 31, 2014), for the three month period ending on such date, the Borrower will not permit the average monthly Total G&A Expense during such three month period to exceed $60,000.

     (g) Maximum Consolidated Total Indebtedness. The Borrower shall not at any time permit Consolidated Total Indebtedness to exceed $5,450,000.

     Section 9.02 Indebtedness. Neither the Borrower nor any of its Subsidiaries will incur, create, assume or suffer to exist any Indebtedness, except:

     (a) the Notes or other Obligations arising under the Loan Documents or any guaranty of or suretyship arrangement for the Notes or other Obligations arising under the Loan Documents.

     (b) Indebtedness of the Borrower and the Subsidiaries existing on the date hereof that is reflected in the Financial Statements.

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
     (c) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not greater than sixty
(60) days past the date of invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP.

     (d) Indebtedness under Capital Leases and purchase money obligations not to exceed $250,000 in the aggregate at any time outstanding.

     (e) Indebtedness associated with bonds or surety obligations required by Requirements of Law in connection with the operation of the Oil and Gas Properties.

     (f) intercompany Indebtedness between the Borrower and any Wholly-Owned Subsidiary Guarantor or between Wholly-Owned Subsidiary Guarantors to the extent permitted by Section 9.05(d); provided that any such Indebtedness owed by the Borrower or a Guarantor Wholly-Owned Subsidiary shall be subordinated to the Obligations on terms set forth in the Guaranty Agreement.

     (g) endorsements of negotiable instruments for collection in the ordinary course of business.

     (h) other unsecured Indebtedness not to exceed $50,000 in the aggregate at any one time outstanding.

     Section 9.03 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

     (a) Liens securing the payment of any Obligations.

     (b) Excepted Liens.

     (c) Liens securing Capital Leases or purchase money obligations permitted by Section 9.02(d) but only on the Property financed by such Indebtedness.

     (d) Liens on Property not constituting collateral for the Obligations and not otherwise permitted by the foregoing clauses of this Section 9.03; provided that the aggregate principal or face amount of all Indebtedness secured under this Section 9.03(e) shall not exceed $50,000 at any time.

     (e) the VPP and the VPP Mortgage, provided that the VPP Mortgage shall at all times be subordinate to the Liens of the Security Documents pursuant to documents satisfactory to the Administrative Agent.

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
     Section 9.04 Restricted Payments. The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital or make any distribution of its Property to its Equity Interest holders, except for the following:

     (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Stock).

     (b) Subsidiaries of the Borrower may declare and pay dividends ratably with respect to their Equity Interests.

     (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries.

     (d) the Borrower may make tax distributions to it's the Parent in an amount equal to the highest marginal rate applicable to aggregate federal and state income tax liability of the Parent, as calculated in accordance with the terms thereof, attributable to the Consolidated Net Income.

     (e) the Borrower may make cash distributions to the Parent to pay for the portion of the Parent's Total G&A Expense that is reasonably attributable to the Borrower.

     Section 9.05 Investments. The Borrower will not, and will not permit any Subsidiary to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

     (a) Investments reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.05.

     (b) accounts receivable arising in the ordinary course of business.

     (c) Investments in cash and Cash Equivalents.

     (d)  Investments  (i) made by the Borrower in or to the  Guarantors  and/or
(ii) made by any Subsidiary in or to the Borrower or any Guarantor that is a Subsidiary.

     (e) subject to the limits in Section 9.06, Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, participation agreements, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America.

     (f) loans or advances to employees, officers or directors in the ordinary course of business of the Borrower or any Subsidiary, in each case only as

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permitted by Requirement of Law, including section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $50,000 in the aggregate at any time.

     (g) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Borrower or any Subsidiary as a result of a Debtor Relief Law of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Borrower or any of its Subsidiaries; provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(k) exceeds $50,000.

     (h) the Acquisition.

     (i) other Investments not to exceed $50,000 in the aggregate at any time.

     Section 9.06 Nature of Business; International Operations. The Borrower will not, and will not permit any Subsidiary to, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company. From and after the date hereof, the Borrower and the Subsidiaries will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties not located within the geographical boundaries of the United States.

     Section 9.07 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by Section
7.21. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

     Section 9.08 Limitation on Leases. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases, leases of corporate and field office space utilized by the Borrower and its Subsidiaries in the ordinary course of business and leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and the Subsidiaries pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed $5,000 in any period of twelve consecutive calendar months during the life of such leases.

     Section 9.09 ERISA Compliance. The Borrower will not, and will not permit any Subsidiary to, at any time:

     (a) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Borrower, a Subsidiary or any ERISA Affiliate could

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be subjected to either a material civil penalty assessed pursuant to subsections
(c), (i), (l) or (m) of section 502 of ERISA or a material tax imposed by Chapter 43 of Subtitle D of the Code.

     (b) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all material amounts which, under the provisions of any Plan, agreement relating thereto or Requirement of Law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto.

     (c) permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan.

     (d) create or sponsor any  employee  pension  benefit  plan,  as defined in section 3(2) of ERISA, that is subject to Title IV of ERISA, section 302 of ERISA or section 412 of the Code.

     Section 9.10 Sale or Discount of Receivables. Except for receivables obtained by the Borrower or any Subsidiary out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, the Borrower will not, and will not permit any Subsidiary to, discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

     Section 9.11 Mergers, Etc. (a) The Borrower will not, and will not permit any Subsidiary to, merge into or with or consolidate with any other Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that any Wholly-Owned Subsidiary Guarantor may merge with any other Subsidiary so long as the survivor is a Wholly-Owned Subsidiary Guarantor and that the Borrower may merge with any Wholly-Owned Subsidiary so long as the Borrower is the survivor.

     (b) The Parent will not merge into or with or consolidate with any other Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

     Section 9.12 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, (i) sell, assign, farm-out, convey or otherwise transfer (including sale-and-lease back transactions) any Property, or (ii) enter into any agreement to do any of the foregoing, except for the following:

     (a) the sale of Hydrocarbons in the ordinary course of business.

     (b) the sale of the VPP pursuant to the VPP Purchase Agreement.

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     (c) the sale or transfer of equipment  that is no longer  necessary for the business of the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use.

     Section 9.13 Environmental Matters. The Borrower will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

     Section 9.14 Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Parent and Wholly-Owned Subsidiary Guarantors) unless such transactions are otherwise permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     Section 9.15 Subsidiaries. The Borrower will not, and will not permit any Subsidiary to, create or acquire any additional Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14(b) and Section 8.14(c). The Borrower shall not, and shall not permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary except in compliance with Section 9.12(d).

     Section 9.16 Negative Pledge Agreements; Dividend Restrictions. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than (i) this Agreement and the Security Documents (ii) Capital Leases or other obligations creating Liens permitted by Section 9.03(c) and (d), provided that the restriction or prohibition is limited to the Property financed thereby, (iii) any leases or licenses or similar contracts as they affect any Property or Lien subject to a lease or license, (iv) any restriction with respect to a Subsidiary imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the Equity Interests or Property of such Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition, or (v) customary provisions with respect to the distribution of Property in joint venture agreements) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Subsidiary from paying dividends or making distributions to the Borrower or any Subsidiary Guarantor, or which requires the consent of or notice to other Persons in connection therewith.

     Section 9.17 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not, and will not permit any Subsidiary to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Borrower or any Subsidiary that would require the Borrower or such Subsidiary to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor.

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     Section 9.18 Swap Agreements.

     (a) The Borrower will not, and will not permit any Subsidiary to, enter into any Swap Agreements with any Person other than Swap Agreements in respect of commodities that have been approved in writing by the Administrative Agent.

     (b) No Swap Agreements shall be entered into for speculative purposes.

     Section  9.19  Accounting   Changes;   Organization   Documents;   Material
Contracts; Operating Agreements.

     (a) The Borrower will not change its fiscal year end, or make any material change in its accounting treatment and reporting practices except as required by GAAP.

     (b) The Borrower will not, and will not permit any Subsidiary to, (i) amend or permit any amendments to its Organization Documents, except any amendments not adverse to the interests of the Lenders; or (ii) enter into, or amend or permit any amendments to, or terminate or waive any provision of any Operating Agreement or Material Contract, except any amendment that (x) does not amend any financial or economic terms of such Operating Agreement or Material Contract and
(y) is not adverse to the interests of the Administrative Agent and the Lenders.

     Section 9.20 Marketing Activities. The Borrower will not, and will not permit any Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such

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contract  associated  with the Oil and Gas  Properties  of the  Borrower and the
Subsidiaries that the Borrower or one of the Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and
(c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e., corresponding pricing mechanics, delivery dates and points and volumes) such that no "position" is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

     Section 9.21 Well Drilling Costs. The Borrower will not permit the well drilling costs of the Borrower and its Subsidiaries to materially exceed the well drilling costs set forth in the Projections.

                                   ARTICLE X
                           EVENTS OF DEFAULT; REMEDIES

     Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

     (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise.

     (b) the Borrower shall fail to pay any interest on any Loan, any fee, any Make-Whole Premium or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable.

     (c) any representation or warranty made or deemed made by or on behalf of the Parent, the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

     (d) the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(i), Section 8.01(m),
Section 8.02, Section 8.03, Section 8.14 or in ARTICLE IX.

     (e) the Parent, the Borrower or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other

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than those specified in Section 10.01(a),  Section 10.01(b) or Section 10.01(d))
or any other Loan Document, and such failure shall continue unremedied for a period of 15 days after the earlier to occur of (A) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (B) a Responsible Officer of the Borrower or such Subsidiary otherwise becoming aware of such default.

     (f) the Parent, the Borrower or any Guarantor shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure continues beyond any applicable grace period.

     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Subsidiary to make an offer in respect thereof and such event or condition continues beyond any applicable grace period.

     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent, the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign Debtor Relief Laws now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall be entered.

     (i) the Parent, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or
(vi) take any action for the purpose of effecting any of the foregoing; or any member/s of the Borrower shall make any request or take any action for the purpose of calling a meeting of the members of the Borrower to consider a resolution to dissolve and wind up the Borrower's affairs.

     (j) the Parent, the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

     (k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 (to the extent not covered by independent third party insurance provided by insurers of the highest claims paying rating or financial strength as to which the insurer does not dispute coverage and is not

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subject  to an  insolvency  proceeding)  or (ii)  any  one or more  non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Parent, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent, the Borrower or any Subsidiary to enforce any such judgment.

     (l) any of the Loan Documents after delivery thereof shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against the Borrower or any other Loan Party party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower or any Subsidiary or any of their Affiliates shall so state in writing.

     (m) a Change of Control shall occur.

     (n) there is filed against any Loan Party any civil or criminal action, suit or proceeding under any federal or state racketeering (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970) or any other statute, which action, suit or proceeding could, in the opinion of the Administrative Agent, result in the confiscation or forfeiture of any of the Collateral.

     (o) the Borrower shall (i) fail to observe or perform any covenant, condition or agreement contained in any of the VPP Documents, or (ii) breach any representation or warranty in any of the VPP Documents.

     Section 10.02 Remedies.

     (a) In the case of an Event of Default other than one described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the principal of the Notes and the Loans then outstanding, together with accrued and unpaid interest thereon, and all fees and other amounts owing under this Agreement and the other Loan Documents (including Make-Whole Premium) to be due and payable in whole (or in part, in which case any amount not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued and/or owing hereunder and under the Notes and the other Loan Documents (including the Make-Whole Premium), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h), Section 10.01(i) or Section 10.01(j), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued

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interest thereon and all fees and the other  obligations of the Borrower and the
Guarantors accrued or owing hereunder and under the Notes and the other Loan Documents (including Make-Whole Premium), shall automatically become due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

     (b)  In  the  case  of  the   occurrence  of  an  Event  of  Default,   the
Administrative Agent and the Lenders will have all other rights and remedies available at law and equity and under the Loan Documents.

     (c) All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied:

     (i) FIRST, to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

     (ii) SECOND, pro rata to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Lenders;

     (iii) THIRD, pro rata to payment of Make-Whole Premium and accrued interest on the Loans;

     (iv) FOURTH, pro rata to payment of principal outstanding on the Loans;

     (v) FIFTH, to the payment of all other Obligations; and

     (vi) SIXTH, any excess, after all of the Obligations shall have been Paid in Full, shall be paid to the Borrower or as otherwise required by any applicable Requirements of Law.

     (d) In addition to all rights and remedies under this Agreement, any other Loan Document, at law and in equity, if any Event of Default shall occur and be continuing and Administrative Agent, or its designee or representative, shall exercise any remedies under the Security Documents with respect to any portion of the Mortgaged Properties (or any Loan Party shall transfer any Mortgaged Properties "in lieu of" foreclosure), the Administrative Agent and the Lenders shall have the right to request that any operator of any Mortgaged Properties which is either a Loan Party or an Affiliate of a Loan Party resign as operator under the joint operating agreement applicable thereto; and no later than sixty
(60) days after receipt by a Loan Party of any such request, such Loan Party or its Affiliate shall resign (or cause such other party to resign) as operator of such Mortgaged Properties.

                                   ARTICLE XI
                            THE ADMINISTRATIVE AGENT

     Section 11.01 Appointment; Powers. Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are

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delegated  to the  Administrative  Agent by the terms  hereof and the other Loan
Documents, together with such actions and powers as are reasonably incidental thereto.

     Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Requirement of Law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or as to those conditions precedent expressly required to be to the Administrative Agent's satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower and its Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in ARTICLE VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

     Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative

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Agent shall be fully  justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Required Lenders or the Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of
the  Lenders.   If  a  Default  has  occurred  and  is   continuing,   then  the
Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in
the  best  interests  of  the  Lenders.   In  no  event,   however,   shall  the
Administrative   Agent  be  required  to  take  any  action  which  exposes  the
Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or Requirement of Law. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders hereby waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent,

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and  shall  apply  to  their  respective   activities  in  connection  with  the
syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Section 11.06 Resignation of Administrative Agent. Subject to the appointment and acceptance of a successor Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Section 11.07 Administrative Agent as Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent, the Borrower or any Subsidiary or other Affiliate of any of the foregoing as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

     Section 11.08 No Reliance.

     (a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents

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and  information  expressly  required  to be  furnished  to the  Lenders  by the
Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Condon Thornton Sladek Harrell PLLC is acting in this transaction as special counsel to the Administrative Agent only. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

     (b) The Lenders acknowledge that the Administrative Agent is acting solely in administrative capacity with respect to the structuring and syndicating of this Agreement and has no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than its administrative duties, responsibilities and liabilities specifically as set forth in the Loan Documents and in its capacity as a Lender hereunder. In structuring, arranging or syndicating this Agreement, each Lender acknowledges that the Administrative
Agent may be an agent or lender under these Notes, other loans or other securities and waives any existing or future conflicts of interest associated with the its role in such other debt instruments.

     Section 11.09 Administrative Agent May File Proofs of Claim.

     In case of the pendency of any proceeding under a Debtor Relief Law relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any

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plan of  reorganization,  arrangement,  adjustment or composition  affecting the
Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender hereby authorizes the Administrative Agent (i) to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents, (ii) to release any Guarantor from its Guaranty Agreement pursuant to the terms thereof and (iii) to subordinate any Lien on any collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted pursuant to Section 9.03. Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower's sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 9.12 or is otherwise authorized by the terms of the Loan Documents.

     Section 11.11 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not property executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting or expanding the obligation of the Borrower to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, including any interest, additions to Tax or penalties thereto, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

                                  ARTICLE XII
                                  MISCELLANEOUS

     Section 12.01 Notices.

     (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic transmission, as follows:

     (i) if to the Borrower or the Parent, to it at:

         Baron Production LLC

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         300 S. CM Allen Pkwy, Suite 400
         San Marcos, TX 78666
         Attention: Lisa Hamilton
         (Facsimile: (512) 392-7238)
         Email:

     (ii) if to the Administrative Agent, to it at:

         Petro Capital Energy Credit, LLC
         3710 Rawlins Street, Suite 1000
         Dallas, Texas 75219
         Attention: Mr. Rosser Newton
         (Facsimile: (214) 661-7765)
         Email:

     (iii) if to any other Lender, to it at its address (or telecopy number or email address) set forth in its Administrative Questionnaire.

     (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     (c) Any party hereto may change its address, telecopy number or email address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 12.02 No Waivers; Amendments; Cumulative Remedies; Enforcement.

     (a) No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not

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be  construed  as  a  waiver  of  any   Default,   regardless   of  whether  the
Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any provision hereof nor any other Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Loan Party that is a party to the relevant Loan Document and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall
(i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees or Make-Whole Premium payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment or prepayment of the principal amount of any Loan, or any interest thereon, or any fees or Make-Whole Premium payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Maturity Date without the written consent of each Lender affected thereby, provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest at the Default Rate, (iv) change Section 4.01(b) or Section 4.01(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) waive or amend
Section 3.04(c), Section 3.04 (d), Section 6.01, Section 8.14, or Section 10.02(c) or Section 12.14 or change the definition of the term "Subsidiary" or "Subsidiary Guarantor", without the written consent of each Lender (other than any Defaulting Lender), (vi) release any Guarantor (except as set forth in the Guaranty Agreement), release all or substantially of the collateral, without the written consent of each Lender (other than any Defaulting Lender), or (vii) change any of the provisions of this Section 12.02(b) or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative
Agent. Notwithstanding the foregoing, any supplement to Schedule 7.14 (Subsidiaries) shall be effective simply by delivering to the Administrative Agent a supplemental schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders.

     (c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.02 for the benefit of all the Secured Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 12.08 (subject to the terms of Section 4.01), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under

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the other Loan  Documents,  then (i) the Required  Lenders shall have the rights otherwise  ascribed to the  Administrative  Agent  pursuant to Section 10.02 and
(ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 4.01, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.

     (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any Lien contemplated by this Agreement or any Security Document or any other document referred to therein, and (iii) all expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 12.03, or in connection with the Loans made hereunder, including, without limitation, all such expenses incurred during any workout, restructuring or negotiations in respect of the Loans.

     (b) THE BORROWER AND THE PARENT SHALL JOINTLY AND SEVERALLY INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY (OTHER THAN EXPENSES IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS DATED OF EVEN DATE HEREWITH, WHICH EXPENSES SHALL ONLY BE PAID BY THE BORROWER AND THE PARENT TO THE EXTENT PROVIDED IN SECTION 12.03(A)), (ii) THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (iii) THE

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FAILURE OF ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES TO COMPLY WITH THE TERMS OF
ANY LOAN DOCUMENT,  INCLUDING THIS  AGREEMENT,  OR WITH ANY  REQUIREMENT OF LAW,
(iv) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF ANY LOAN PARTY SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (v) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (vi) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vii) THE OPERATIONS OF THE BUSINESS OF ANY LOAN PARTY AND ITS SUBSIDIARIES, (viii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY DOCUMENTS, (ix) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (x) THE BREACH OR NON-COMPLIANCE BY ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY LOAN PARTY OR ANY SUBSIDIARY THEREOF, (xi) THE PAST OWNERSHIP BY ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (xii) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY OR ANY SUBSIDIARY OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY ANY LOAN PARTY ANY OF ITS OF ITS SUBSIDIARIES, (xiii) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO ANY LOAN PARTY OR ANY OF ITS SUBSIDIARIES, (xiv) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xv) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF
THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY
SHALL  EXTEND  TO  EACH  INDEMNITEE   NOTWITHSTANDING  THE  SOLE  OR  CONCURRENT
NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, INCLUDING ITS OWN ORDINARY NEGLIGENCE, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN
OMISSION,   INCLUDING  WITHOUT  LIMITATION,   ALL  TYPES  OF  NEGLIGENT  CONDUCT
IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES,
LIABILITIES  OR  RELATED  EXPENSES  ARE  DETERMINED  BY  A  COURT  OF  COMPETENT

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JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

     (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under Section 12.03(a) or (b), each Lender severally agrees to pay to the Administrative Agent such Lender's Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount;
provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

     (d) TO THE EXTENT PERMITTED BY REQUIREMENT OF LAW, THE BORROWER AND THE PARENT SHALL NOT ASSERT, AND HEREBY WAIVE ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS, ANY LOAN OR THE USE OF THE PROCEEDS THEREOF.

     (e) All amounts due under this Section 12.03 shall be payable not later than three (3) days after written demand therefor.

     Section 12.04 Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower and the Guarantors may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower or any Guarantor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

     (A) the Borrower, provided that no consent of the Borrower shall be required if such assignment is to a Lender, an Affiliate of a Lender, or, if an Event of Default has occurred and is continuing; and

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     (B)  the   Administrative   Agent,   provided   that  no   consent  of  the
Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

     (ii) Assignments shall be subject to the following additional conditions:

     (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

     (B)  each  partial   assignment  shall  be  made  as  an  assignment  of  a
proportionate part of all the assigning Lender's rights and obligations under this Agreement;

     (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee may be waived by the Administrative Agent at its discretion);

     (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

     (E) no assignment shall be made to (i) the Borrower or any of the Borrower's Subsidiaries or Affiliates, (ii) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (ii), (iii) any natural Person, or (iv) any Person that is not a U.S. Person.

     (iii) Subject to Section 12.04(b)(iv) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01,
Section 5.02, and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
Section 12.04(c).

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     (iv) The Administrative  Agent,  acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower and each Lender.

     (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 12.04(b) (if payable) and any written consent to such assignment required by Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

     (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Participant must be a U.S. Person, and (D) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii) or (iii) of Section 12.02(b) that directly affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of
Section 12.03. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01 and Section 5.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender.

     (ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant,

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unless  the  sale of the  participation  to such  Participant  is made  with the
Borrower's prior written consent. A Participant that is not a U.S. Person shall not be entitled to the benefits of Section 5.02.

     (iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

     (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (e) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

     Section 12.05 Survival; Revival; Reinstatement.

     (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, and Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

     (b) To the extent that any payments on the Obligations or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any Debtor Relief Law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue

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in  full  force  and  effect.  In  such  event,  each  Loan  Document  shall  be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.06 Counterparts; Integration; Effectiveness; Etc.

     (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     (b) This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     (c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     (d) Time is of the essence of this Agreement.

     (e) All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind at any time owing by such Lender or Affiliate to or for the credit or the account of the Parent, the Borrower or any Subsidiary against any of and all the obligations of the Parent, the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be

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unmatured. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have; PROVIDED that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 10.02(c) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and
(y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; PROVIDED FURTHER that the failure to give such notice shall not affect the validity of such setoff and application.

     Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

     (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

     (c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO
SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION). NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER

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MANNER  PERMITTED BY LAW OR TO COMMENCE LEGAL  PROCEEDINGS OR OTHERWISE  PROCEED
AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

     (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

     Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 12.11 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable law or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to
(i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 12.11, "Information" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary and their businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or a Subsidiary; provided that, in the case of information received from the Parent, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such Requirement of Law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such Requirement of Law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such Requirement of Law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Highest Lawful Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the weekly ceiling from time to time in effect. Chapter 346 of the Texas Finance Code does not apply to the Borrower's obligations hereunder.

     Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 12.14 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Lender for any reason whatsoever. There are no third party beneficiaries.

     Section 12.15 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

     Section 12.16 Flood Insurance Provisions. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance

Regulation) included in the definition of "Mortgaged Property" and no Building or Manufactured (Mobile) Home is hereby encumbered by this Agreement or any other Loan Document. As used herein, "Flood Insurance Regulations" means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 12.17 Advertising and Publicity. No Loan Party shall issue or disseminate to the public (by advertisement, including without limitation any "tombstone" advertisement, press release or otherwise), submit for publication or otherwise cause or seek to publish any information describing the credit or other financial accommodations made available by Lenders pursuant to this Agreement and the other Loan Documents without the prior written consent of Administrative Agent except as required by law or a listing agreement with a national exchange and then only after prior good faith consultation with the Administrative Agent. Nothing in the foregoing shall be construed to prohibit any Loan Party from making any submission or filing which it is required to make by applicable law or pursuant to judicial process; provided, that, (i) such filing or submission shall contain only such information as is necessary to comply with applicable law or judicial process and (ii) unless specifically prohibited by applicable law or court order, such Loan Party shall promptly notify Administrative Agent of the requirement to make such submission or filing and provide Administrative Agent with a copy thereof.



      [Remainder of page intentionally left blank; signature pages follow]

     The parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:                     BARON PRODUCTION LLC

                              By:
                                    --------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                    --------------------------------------------

PARENT:                       BARON ENERGY, INC.

                              By:
                                    --------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                    --------------------------------------------

ADMINISTRATIVE AGENT:         PETRO CAPITAL ENERGY CREDIT, LLC,
                              as Administrative Agent

                              By: PCEC Management, LLC, its Managing Member


                              By:
                                    --------------------------------------------
                                    Rosser C. Newton, Authorized Signatory

LENDERS:                      PETRO CAPITAL ENERGY CREDIT, LLC,
                              as a Lender

                              By:     PCEC Management, LLC, its Managing Member


                              By:
                                    --------------------------------------------
                                    Rosser C. Newton, Authorized Signatory

                                     ANNEX I

                 LIST OF APPLICABLE PERCENTAGES AND COMMITMENTS

       Name of Lender                Applicable Percentage         Commitment
       --------------                ---------------------         ----------

Petro Capital Energy Credit, LLC            100%                  $5,000,000 (1)

TOTAL                                       100%                  $5,000,000



----------
1. Subject to adjustment pursuant to the definition of "Commitment" in Section 1.02.

                                    EXHIBIT A

                                  FORM OF NOTE

$_____________                                                     Dallas, Texas
                                                                 July [__], 2014

     FOR VALUE RECEIVED, the undersigned, Baron Production LLC, a Texas limited liability company (the "Borrower"), hereby unconditionally promises to pay to _____________ (the "Lender") or its registered assigns at the office of the Administrative Agent (as hereafter defined) specified in the Credit Agreement in lawful money of the United States and in immediately available funds, the principal amount of (a) ________ DOLLARS ($____________), or, if less, (b) the sum of the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.01 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such payment office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified the Credit Agreement.

     The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Loan.

        This Note (a) is one of the Notes referred to in the Credit Agreement dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Baron Energy, Inc., a Nevada corporation, the several lenders from time to time parties thereto, and Petro Capital Energy Credit, LLC, as Administrative Agent,
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration, notice of intent to accelerate and all other notices of any kind.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

                                     BARON PRODUCTION LLC


                                     By:
                                         --------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                                              Schedule A to Note

                          LOANS AND REPAYMENTS OF LOANS


           Amount      Amount of Principal      Unpaid Principal       Notation
Date      of Loans       of Loans Repaid         Balance of Loans       Made By
----      --------       ---------------         ----------------       -------

                                    EXHIBIT B

                            FORM OF BORROWING REQUEST

                                  _______, 201_


Petro Capital Energy Credit, LLC,
as Administrative Agent
3710 Rawlins, Suite 400
Dallas, Texas  75219

Ladies and Gentlemen:

     The undersigned, Baron Production, LLC, an Texas limited liability company (the "Borrower"), refers to the Credit Agreement dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Baron Energy, Inc., a Nevada corporation, the lenders from time to time parties thereto (the "Lenders"), and Petro Capital Energy Credit, LLC, as administrative agent for the Lenders (the "Administrative Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Borrower gives you irrevocable notice pursuant to Section 2.03 of the Credit Agreement that it hereby requests a Loan under the Credit Agreement and sets forth below the information required therein:

     1. The Borrower requests a Loan in the principal amount of [$_______].

     2. The date of the Borrowing of the Loan requested herein is _____, 201_, which is a Business Day.

     The Borrower represents and warrants that, on and as of the date of the Loan requested herein, all of the conditions precedent specified in [Section
6.01 and] (2) Section 6.02 of the Credit Agreement shall be satisfied.


                            [Signature Page Follows]


----------
2. Include for initial Borrowing.

                                     Very truly yours,

                                     BARON PRODUCTION, LLC


                                     By:
                                         --------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE

                                        Financial Statement Date: ________, ____

To:  Petro Capital Energy Credit, LLC, as Administrative Agent, and each Lender

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement, dated as of July 28, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Baron Energy, Inc., a Nevada corporation (the "Parent"), Baron Production LLC, a Texas limited liability company (the "Borrower"), the Lenders from time to time party thereto, and Petro Capital Energy Credit, LLC, as Administrative Agent for the Lenders.

     The undersigned Responsible Officer of the Borrower hereby certifies as of the date hereof that he/she is the ___________________________________ of the
Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent and each Lender on the behalf of the Borrower, and that:

     [USE FOLLOWING PARAGRAPH 1 FOR FISCAL YEAR-END FINANCIAL STATEMENTS]

     1. The Borrower has delivered the year-end audited consolidated balance sheet and related statements of operations, members' equity and cash flows required by Section 8.01(a) of the Agreement as of and for the fiscal year of the Borrower ended as of the above date, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit). Such balance sheet and related statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

     [USE FOLLOWING PARAGRAPH 1 FOR FISCAL QUARTER-END FINANCIAL STATEMENTS]

     1. The Borrower has delivered the consolidated balance sheet and related statements of operations, members' equity and cash flows required by Section 8.01(b) of the Agreement as of and for the fiscal quarter of the Borrower ended as of the above date and the then-elapsed portion of the fiscal year in question. Such balance sheet and related statements present fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

     [USE THE FOLLOWING PARAGRAPH 1 FOR MONTHLY FINANCIAL STATEMENTS]

     1. The Borrower has delivered the consolidated balance sheet and related statements of operations, members' equity and cash flows required by Section 8.01(d) of the Agreement as of and for the month ended as of the above date. Such balance sheet and related statements present fairly in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and the other Loan Parties during the accounting period covered by such financial statements.

     3. A review of the activities of the Borrower and the other Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and the other Loan Parties performed and observed all their respective Obligations under the Loan Documents, and

                                  [SELECT ONE:]

     [during such fiscal period the Borrower and the other Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.

                                     --OR--

     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

     4. The representations and warranties of the Borrower and the Parent contained in Article VII of the Agreement and all representations and warranties of any Loan Party that are contained in an Loan Document or any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

     6. Schedule 3 attached hereto describes each change in GAAP that has occurred since the date of the audited financial statements referred to in
Section 7.04 of the Credit Agreement and the effect of such change on the financial statements accompanying this Certificate.

     7. The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________, ______________.


                              BARON PRODUCTION LLC

                              By:
                                   --------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                   --------------------------------------------

     For the  Quarter/Year/Month  ended  ___________________,  ____  ("Statement
Date")

                                   SCHEDULE 1
                          to the Compliance Certificate
                                  ($ in 000's)

I. Section 9.01(a) - Consolidated Interest Coverage Ratio.

   A. Consolidated EBITDA as of the Statement Date:                      $______

      1. Consolidated Net Income as of such date:                        $______

      2. Consolidated Interest Expense as of such date:                  $______

      3. Income tax expense as of such date:                             $______

      4. Depreciation expenses as of such date:                          $______

      5. Amortization expenses as of such date:                          $______

      6. Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5):              $______

   B. Consolidated Interest Expense for Subject Period:                  $______

   C. Consolidated Interest Coverage Ratio
      (Line I.A.6 / Line I.B):                                      ____ to 1.00

      MINIMUM REQUIRED:                                                 ________

      The Borrower is in compliance (circle yes or no)                   Yes/No

II. Section 9.01(b) - Consolidated Debt Ratio

   A. Consolidated Total Indebtedness as of the Statement Date:          $______

   B. Consolidated EBITDA as of the Statement Date (from Line IA.6):     $______

   C. Consolidated Debt Ratio (Line II.A / Line II.B:               ____ to 1.00

      MAXIMUM PERMITTED:                                            ____ to 1.00

      The Borrower is in compliance (circle yes or no)                    Yes/No

III. Section 9.01(c) - Current Ratio

   A. Consolidated Current Assets at the Statement Date for the
      fiscal quarter then ended as of the Statement  Date, less
      non-cash  assets  under FAS 133 as of the such  Statement
      Date:                                                              $______

   B. Consolidated  Current  Liabilities  as of such  Statement
      Date,  less non-cash  obligations  under FAS 133 and less
      current  maturities  under  the  Agreement,  as  of  such
      Statement Date:                                                    $______

   C. Current Ratio (Line I.A.6 / Line I.B):                        1.00 to 1.__

      MINIMUM PERMITTED:                                            1.00 to 1.25

      The Borrower is in compliance (circle yes or no)                    Yes/No

IV. Section 9.01(d) - Minimum Monthly Gross Production.

   A. Average monthly gross production for the 3-calendar month period ending on the Statement Date  (calculated as gross
      barrels of oil and BOE of natural gas):                             ______

   B. Minimum permitted monthly gross production (calculated as
      gross barrels of oil and BOE of natural gas):                       ______

   C.  Deficiency for covenant compliance
       (Line IV.B - IV.A):                                                ______

       MINIMUM PERMITTED:                                                 ______

       The Borrower is in compliance (circle yes or no)                   Yes/No

V. Section 9.01(e) - Minimum Cash Balances.

   A. Cash and Cash  Equivalents  of Borrower on the  Statement
      Date,  less funds on deposit in the Debt Service  Reserve
      Account as of such Statement Date:                                 $______

   B. Minimum permitted Cash Balances as of any date                     $35,000

   C.  Deficiency for covenant compliance
       (Line V.B - V.A):                                                 $______

       The Borrower is in compliance (circle yes or no)                   Yes/No

VI. Section 9.01(f) - Maximum Total G&A Expense.

   A. Average  monthly  Total G&A  Expense  for the  3-calendar
      month period ending on the Statement Date (3):                     $______

   B. Maximum  average  monthly  permitted  Total  G&A  Expense
      permitted:                                                         $60,000

   C.  Excess (deficiency) for covenant compliance
       (Line VI.A - VI.B):                                               $______

       The Borrower is in compliance (circle yes or no)                   Yes/No

VII. Section 9.01(g) - Maximum Consolidated Total Indebtedness.

   A. Total Consolidated Indebtedness as of the Statement Date:          $______

   B. Maximum permitted  Consolidated  Total Indebtedness as of
      any date:                                                       $5,450,000

   C.  Excess for covenant compliance
       (Line VII.A - VII.B): $______

       The Borrower is in compliance (circle yes or no)                   Yes/No



----------
3. Commencing with the month ending October 31, 2014.

        For the Quarter/Year ended ___________________("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

                               Consolidated EBITDA
            (in accordance with the definition of Consolidated EBITDA
                         as set forth in the Agreement)

                                                                         Twelve
                      Quarter      Quarter      Quarter      Quarter     Months
CONSOLIDATED           Ended        Ended        Ended        Ended       Ended
EBITDA                 -----        -----        -----        -----       -----

Consolidated
Net Income

+  Consolidated Interest Expense

+  income taxes

+  depreciation expense

+  amortization expense

=  Consolidated EBITDA

                                   SCHEDULE 3
                          to the Compliance Certificate
                                  ($ in 000's)

Changes in GAAP and the Application Thereof

                                    EXHIBIT D

                               SECURITY DOCUMENTS

1. Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement, dated as of July 28, 2014, executed by the Borrower for the benefit of the Administrative Agent.

                                    EXHIBIT E

                        FORM OF ASSIGNMENT AND ASSUMPTION

     This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "Assignor") and [INSERT NAME OF ASSIGNEE] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

     1. Assignor:
                             ---------------------------------------------

     2. Assignee:
                             ---------------------------------------------
                             [and is an Affiliate of [IDENTIFY LENDER] (4)

     3. Borrower:            Baron Production LLC

     4. Administrative
        Agent:               Petro Capital Energy Credit, LLC

     5. Credit Agreement:    Credit  Agreement dated as of July 28, 2014,  among
                             Baron Energy, Inc., Baron Production LLC, and Petro
                             Capital  Energy  Credit,   LLC,  as  Administrative
                             Agent, for the Lenders



----------
4. Select as applicable.

     Assigned Interest:

               Aggregate Amount of          Amount of           Percentage
Commitment    Commitment/Loans for      Commitment/Loans       Assigned of
 Assigned         all Lenders                Assigned       Commitment/Loans (5)
 --------         -----------                --------       --------------------
                  $                          $                   %
                  $                          $                   %
                  $                          $                   %

     Effective Date: _____________ ___, 201_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

     The terms set forth in this Assignment and Assumption are hereby agreed to:

                               ASSIGNOR

                               [NAME OF ASSIGNOR]

                               By:
                                    --------------------------------------------
                               Title:

                               ASSIGNEE

                               [NAME OF ASSIGNEE]

                               By:
                                    --------------------------------------------
                               Title:


----------
5. Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Consented to and Accepted:

PETRO CAPITAL ENERGY CREDIT, LLC, as
Administrative Agent


By
  ------------------------------------------
Name:
Title:

[Consented to and Accepted:

BARON PRODUCTION LLC


By
  ------------------------------------------
Name:
Title:]

                                     ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

     1. Representations and Warranties.

     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Parent, Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Parent, the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

     1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) it is a U.S. Person; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of Texas.

                                 SCHEDULE 1.01A
                         Scheduled Capital Expenditures

                 Month                           Amount
                 -----                           ------

              August 2014                      $   67,500
             September 2014                    $  101,250
              October 2014                     $  101,250
             November 2014                     $  116,250
             December 2014                     $  101,250
              January 2015                     $  636,250
             February 2015                     $  636,250
               March 2015                      $1,600,000
               April 2015                      $1,000,000
                May 2015                       $        0
               June 2015                       $        0
               July 2015                       $1,000,000
              August 2015                      $1,000,000

                                  SCHEDULE 7.05
                                   LITIGATION


                                      None

                                  SCHEDULE 7.12
                                    INSURANCE



[GRAPHICS SHOWING INSURANCE DOCUMENTS FROM NATIONAL AMERICAN INSURANCE COMPANY]

                                  SCHEDULE 7.14
                                  SUBSIDIARIES

                                      None

                                  SCHEDULE 7.18
                                 GAS IMBALANCES

                                      None

                                  SCHEDULE 7.19
                               MARKETING CONTRACTS

                                      None

                                  SCHEDULE 7.20
                                 SWAP AGREEMENTS

                                      None




                                      123
                                  SCHEDULE 7.25
                             AFFILIATE TRANSACTIONS

1. Executive Employment Agreement dated March 1, 2014 between Ronnie L. Steinocher and Baron Energy, Inc.

2. Executive Employment Agreement dated March 1, 2014 between Lisa P. Hamilton and Ronnie L. Steinocher

3. Advance from Lisa P. Hamilton to Baron Energy, Inc. in the amount of $188,548 as of June 30, 2014

4. Account payable owed by Baron Energy, Inc. to Esconde Energy LLC, general partner of Esconde Resources LP, in the amount of $45,900

                                  SCHEDULE 7.27
                   MATERIAL CONTRACTS AND OPERATING AGREEMENTS

EAST PEARSALL (STEWART) PROSPECT

Participation Agreement (East Pearsall Prospect) dated effective January 15, 2010, between Ricochet Energy, Inc., as Operator, and Sien Energy Company et al., as Participants, together with Joint Operating Agreement dated effective January 15, 2010 attached thereto, unrecorded.

Participation Agreement (East Pearsall Prospect) dated effective May 1, 2010, between Ricochet Energy, Inc., as Operator, and Ricochet Interests, Ltd. et al., as Participants, unrecorded.

Letter Agreement dated February 24, 2011, between Ricochet Energy, Inc., and Borden Jenkins, unrecorded, setting forth certain agreements to purchase interests in the East Pearsall Prospect Leases from Borden Jenkins.

Letter  Agreements dated June 1, 2012,  between Ricochet Energy,  Inc., and Sien
Energy Company, LLC and Mark Thompson, unrecorded, setting forth certain agreements to purchase certain interests in the East Pearsall Prospect Leases from Sien Energy Company, LLC and Mark Thompson.

Eastex Crude Company Contract No. 4900, as amended (currently Amendment #18), dated March 26, 2010, between Eastex Crude Company, and Ricochet Energy, Inc., setting forth the terms for sales of crude oil from wells located in Frio County.

Base Contract for Sale and Purchase of Natural Gas, undated, between Faraday Pipeline Co., as purchaser, and Ricochet Energy, Inc., as seller, unrecorded.

BREAZEALE PROSPECT (NEAL TRUST UNIT)

Participation Agreement (Breazeale Prospect) dated effective August 1, 2012, between Ricochet Energy, Inc., as Operator, and Ricochet Interests, Ltd. et al., as Participants, together with Joint Operating Agreement dated effective August 1, 2012 attached thereto, unrecorded.

MAXWELL PROSPECT

Letter Agreements dated January 24, 2012, between Ricochet Energy, Inc. and Vaquillas Energy, Ltd., JOB Energy II, Ltd., Lord's Energy, Ltd., Hubberd-Smith Energy Investments, Ltd., Nettleship Energy Interests, Ltd. and Laredo Gateway Energy, Ltd., setting forth elections to participate in drilling and development activities on the referenced prospect area.

PETTY PROSPECT

Letter Agreements dated April 16, 2012, between Ricochet Energy, Inc. and Vaquillas Energy, Ltd., JOB Energy II, Ltd., Lord's Energy, Ltd., Hubberd-Smith Energy Investments, Ltd., Nettleship Energy Interests, Ltd. and Laredo Gateway Energy, Ltd., setting forth elections to participate in drilling and development activities on the referenced prospect area.

FRIO AUSTIN CHALK PROSPECT
(CULPEPPER, 3C, KOTZEBUE AND RIGGAN)

Participation Agreement (Frio Austin Chalk Prospect) dated effective June 1, 2011, between Ricochet Energy, Inc., as Operator, and Ricochet Interests, Ltd. et al., as Participants, together with Joint Operating Agreement dated effective June 1, 2011 attached thereto, unrecorded.

Agreement dated April 21, 2010, between Sien Energy Company, Ricochet Energy, Inc. and Goodrich Petroleum Company, L.L.C., regarding the sale and conveyance of certain rights below the top of the Eagleford formation to Goodrich Petroleum in the "Culpepper" Leases listed therein, unrecorded.

EXPRESS RE-ENTRY PROSPECTS
(CANTU-HENDERSON UNIT AND HARRIS LEASE)

Participation Agreement (Express Re-entry Prospects) dated effective July 15, 2009, between Ricochet Energy, Inc., as Operator, and Express Oil & Gas, Mark Pinson and Rustic Oil & Gas, L.L.C., covering the Cantu/Henderson Leases and the Harris Lease in Frio County, unrecorded.

Operating  Agreement  dated July 15, 2009,  between  Ricochet  Energy,  Inc., as
Operator, and Express Oil & Gas, as non-operator, recorded by Memorandum of Operating Agreement and Financing Statement dated effective July 15, 2009, in Volume 63, page 442, Official Records, Frio County, Texas, covering the Cantu/Henderson Lease Prospect.

Operating Agreement dated July 15, 2009, between Ricochet Energy, Inc., as Operator, and Express Oil & Gas and Rustic Oil & Gas, L.L.C., as non-operators, recorded by Memorandum of Operating Agreement and Financing Statement dated effective July 15, 2009, in Volume 63, page 435, Official Records, Frio County, Texas, covering the Harris Lease (Re-entry) Prospect.

Participation Agreement (Express Re-entry Prospects) dated effective November 10, 2009, between Ricochet Energy, Inc., as Operator, and Ricochet Interests, Ltd. et al, as Participants, covering the Cantu/Henderson Leases and the Harris Lease in Frio County, unrecorded.

Gas Sales and Purchase Agreement dated December 1, 2010, between Frio LaSalle Pipeline, LLC, and Ricochet Energy, Inc., regarding sales of gas from the Cantu-Henderson No. 1H well in Frio County.

Salt Water Disposal Agreement dated effective September 1, 2012, between Manuel Cantu Family Trust, as Owner, and Ricochet Energy, Inc., as Operator, regarding disposal of salt water from the Cantu-Henderson No. 1H Well into the wellbore of the former Cantu No. 1 Well, unrecorded.

W.S. SHAFFER AND W.S. SHAFFER -B- LEASES

Operating Agreement dated August 1, 2007, between Permian Legend LLC, as Operator, and Permian Legend Petroleum LP, as non-operator.

W.S. SHAFFER -C- LEASE

Operating Agreement dated August 1, 2007, between Permian Legend LLC, as Operator, and Permian Legend Petroleum LP, as non-operator.

                                  SCHEDULE 7.29
                      DEPOSIT AND SECURITIES ACCOUNTS, ETC.

Name on Account:       Baron Production LLC
Bank Routing #:
Bank ABA# (Wiring):
Bank Name:
Account Number:
Purpose:               Checking

                                  SCHEDULE 8.07
                                    INSURANCE

     Required Coverage

     The Borrower will at all times procure and maintain with responsible insurance companies the following insurance and such other insurance as the Administrative Agent deems appropriate:

     (a) Worker's Compensation Insurance and Employer's Liability Insurance in compliance with all applicable Laws.

     (b) Comprehensive General Liability Insurance (including pollution) with a combined single limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate. This policy will be endorsed to provide coverage for explosion, collapse and underground damage hazards to property of others; contractual liability; and products and completed operations;

     (c)  Comprehensive   Liability  Insurance  covering  all  owned,  hired  or
non-owned vehicles with a combined single limit of not less than $1,000,000 per occurrence;

     (d) Excess Umbrella Liability Insurance with a combined single limit of not less than $5,000,000 per occurrence, provided that on and after August 15, 2014, the Borrower shall maintain Excess Umbrella Liability Insurance with a Combined single limit of not less than $10,000,000;

     (e) Well Control Operator's Excess Expense Liability Insurance (including cost of well control, relief wells, redrilling) in an amount not less than $15,000,000 per occurrence; and

     (f) Property Insurance (subject to deductibles that are customary in the case of independent oil and gas companies engaged in operations of similar properties) fully covering the Oil and Gas Properties of the Borrower and its Subsidiaries including the value of all facilities and well surface equipment.

     Additional Requirements

     1.  All   insurance   policies   will  be   endorsed   to  be  primary  and
noncontributory with any other valid and collectible insurance.

     2. The Borrower will provide to the Administrative Agent from time to time as requested a Certificate of Insurance, in form satisfactory to the Administrative Agent, as evidencing that satisfactory coverages of the type and limits set forth hereinabove are in effect. Policies providing such coverages will contain provisions that no cancellation or material changes in the policies will become effective except on 30 days' advance written notice thereof to the Administrative Agent. Irrespective of the requirements as to insurance to be carried as provided for herein, the insolvency, bankruptcy or failure of any insurance company carrying insurance of the Borrower or any of its Subsidiaries, the failure of any insurance company to pay claims accruing, or the inadequacy of the limits of the insurance, will not affect, negate or waive any of the provisions of any Loan Document applicable to the property, including, without exception, the indemnity obligations of the Borrower. The Borrower will furnish to the Administrative Agent copies of all renewal applications or applications for replacement insurance promptly following submission of the same.

     3. The Borrower will promptly notify the Administrative Agent of any one or more claims made under any insurance policy where the Borrower or any Subsidiary is a named or additional insured (whether such claim is made by the Borrower or any other Person insured thereunder) where such claim(s) are for an aggregate amount in excess of 50% of any aggregate policy limit.

     4. The Borrower will require any policies of liability insurance, except workers compensation coverage, that are in any way related to the Oil and Gas Properties of the Borrower and its Subsidiaries, and that are obtained or maintained by the Borrower, to include the Administrative Agent and the Lenders and their respective parent and affiliated companies and mortgagees, and their directors, managers, officers, employees and agents, as Additional Insureds, without any limitations based on the fault or negligence, in whole or in part, of such Additional Insureds. The Borrower will require any property and casualty policies that are in any way related to the Oil and Gas Properties of the Borrower and its Subsidiaries, to name the Administrative Agent as the loss payee. If any insurance policy is issued with the name of the insured being other than the name of the Borrower, then the Borrower will be added as a named insured and the Administrative Agent and the Lenders and their parent and affiliated companies and mortgagees, and their directors, officers, employees and agents will be named as Additional Insureds and loss payee as required in the preceding sentences of this paragraph.

     5. The Borrower will require all policies of insurance that are in any way related to this Credit Agreement to include clauses providing that each underwriter will waive its rights of recovery, under subrogation or otherwise, against the Administrative Agent and the Lenders and their respective parent and affiliated companies and mortgagees, and their directors, managers, officers, employees and agents.

                                  SCHEDULE 9.05
                                   INVESTMENTS

                                      None